UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                             SCHEDULE 14A

                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(A) of the Securities
             Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                    ELECTRONIC IDENTIFICATION, INC.
           (Name of Registrant as Specified in Its Charter)


       _________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                 ELECTRONIC IDENTIFICATION, INC.

                         April 17, 2002

To Our Shareholders:

You are cordially invited to attend a Special Meeting of the Stockholders of Electronic Identification, Inc., a Nevada corporation (the "Company"), to be held on Thursday, May 30, 2002, at 777 N. Rainbow Blvd., Suite 390, Las Vegas, Nevada 89107. The meeting will begin at 10:00 a.m. local time.

The formal notice of the Special Meeting of Stockholders follows.
No admission tickets or other credentials will be required for attendance at the meeting.

At the Special Meeting, you will be asked to consider and vote upon two Proposals: (1) the adoption of the Company's Amended and Restated Certificate of Incorporation; and (2) the approval and adoption of a resolution authorizing the Agreement and Plan of Share Exchange dated as of February 7, 2002 between the Company and Advanced Biometrics, Inc., a privately-held Washington corporation ("ABI"), pursuant to which the Company proposes to enter into a stock exchange (the "Share Exchange") whereby the Company would acquire 100% of the stock of ABI and in exchange ABI would receive shares of the Company's Common Stock (restricted stock) in an amount equal to 80% of the outstanding Common Stock of the Company after the Share Exchange.

Your Board of Directors has determined that the proposed Amended and Restated Certificate of Incorporation and the proposed Share Exchange are in the best interests of the Company and its stockholders, has adopted the Amended and Restated Certificate of Incorporation and approved the Share Exchange (all subject to stockholder approval) and recommends that stockholders vote "FOR" both Proposals. In arriving at its recommendation, the Board of Directors gave careful consideration to a number of factors, as described in the enclosed Proxy Statement. The Board of Directors did not seek or obtain a fairness opinion from an investment banking firm in connection with the proposed Share Exchange.

DETAILS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
AND THE SHARE EXCHANGE APPEAR IN THE ACCOMPANYING PROXY
STATEMENT.  PLEASE GIVE THIS MATERIAL YOUR CAREFUL ATTENTION.

It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, sign and date the enclosed proxy card and mail it promptly using the enclosed, pre-addressed, postage-paid, return envelope. Your prompt attention will be greatly appreciated.

                                   Sincerely,

                                   Terry Kirby, President


      411-1200 WEST PENDER STREET, VANCOUVER, B.C. V6E 2S9
             PHONE: 604-684-8002 * FAX: 604-689-2669

                 ELECTRONIC IDENTIFICATION, INC.
               1200 West Pender Street, Suite 411
                    Vancouver, B.C.  V6E 2S9

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD MAY 30, 2002

TO THE STOCKHOLDERS OF ELECTRONIC IDENTIFICATION, INC.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting") of Electronic Identification, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m. local time, on Thursday, May 30, 2002, at 777 N. Rainbow Blvd., Suite 390, Las Vegas, Nevada 89107, for the following purposes:

1. to adopt the Amended and Restated Certificate of Incorporation, which includes an increase in the authorized Common Stock of the Company from 8,750,000 shares, par value $.001 per share, to 250,000,000 shares, par value $.001 per share, and an increase in the authorized Preferred Stock of the Company from 5,000,000 shares, par value $.001 per share, to 25,000,000 shares, par value $.001 per share;

2. to approve and adopt a resolution authorizing the Agreement and Plan of Share Exchange (the "Exchange Agreement") dated as of February 7, 2002, between the Company and Advanced Biometrics, Inc., a privately-held Washington corporation ("ABI") pursuant to which the Company proposes to enter into a stock exchange ("Share Exchange") whereby the Company would acquire 100% of the stock of ABI and in exchange, ABI would receive stock in an amount equal to 80% (restricted stock) of the stock of the Company after the Exchange. The Exchange provides that the Company's Certificate of Incorporation be amended and restated in the form attached at Exhibit A, including a change in the Company's name to Advanced Biometric Technologies Corporation. A change in control will result from the Share Exchange; and

3. to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April
1, 2002 as the record date for the determination of stockholders entitled to notice and to vote at this Special Meeting and at any adjournment or postponement thereof.

                                   By Order of the Board of Directors,


                                   Terry Kirby, President

Vancouver, British Columbia
April 17, 2002

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY. FURTHERMORE, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.


                         PROXY STATEMENT
                        TABLE OF CONTENTS


                                                                         Page

INFORMATION CONCERNING SOLICITATION AND VOTING............................  1
     General..............................................................  1
     Voting Rights and Outstanding Shares.................................  1
     Revocability of Proxies..............................................  1
     Dissenters' Right of Appraisal.......................................  2
     Solicitation.........................................................  2

VOTING SECURITIES AND PRINCIPAL HOLDERS...................................  2
     Security Ownership of Certain Beneficial Owners and Management.......  2
     Section 16(a) Beneficial Ownership Reporting Compliance..............  3
     Committee Reports....................................................  3

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS...........................  3

PROPOSAL 1 - ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF
             INCORPORATION................................................  3

PROPOSAL 2 - APPROVAL AND ADOPTION OF RESOLUTION AUTHORIZING
             AGREEMENT AND PLAN OF SHARE EXCHANGE.........................  7
     General..............................................................  8
     Contact Information..................................................  8
     Regulatory Approvals.................................................  9
     Information About ABI................................................  9
     Information About EISQ............................................... 11
     Plans for Future Operations After the Share Exchange................. 11
     Board of Directors Following the Share Exchange...................... 12
     Basis for Board Recommendation of Approval........................... 13
     Risk Factors......................................................... 14
     Financial Information................................................ 14

          Electronic Identification, Inc. Unaudited Financial
          Statements for the period ended September 30, 2001.............. 15

          Advanced Biometrics Inc. Unaudited Financial Statements
          for the period ended December 31, 2001.......................... 27

OTHER MATTERS............................................................. 30

WHERE YOU CAN FIND MORE INFORMATION....................................... 30


                 ELECTRONIC IDENTIFICATION, INC.
                Suite 411 - 1200 W. Pender Street
                 Vancouver, BC  Canada  V6E 2S9

                         PROXY STATEMENT
               FOR SPECIAL MEETING OF STOCKHOLDERS
                          MAY 30, 2002


         INFORMATION CONCERNING SOLICITATION AND VOTING

General
-------

The enclosed proxy is solicited on behalf of the Board of Directors of Electronic Identification, Inc., a Nevada corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on May 30, 2002, at 10:00 a.m. PDT (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at 777 N. Rainbow Blvd., Suite 390, Las Vegas, Nevada 89107. The Company intends to mail this proxy statement and accompanying proxy card on or about April 30, 2002 to all stockholders entitled to vote at the Special Meeting.

Voting Rights and Outstanding Shares
------------------------------------

Only holders of record of shares of the Company's Common Stock at the close of business on April 17, 2002 will be entitled to notice of and to vote at the Special Meeting. At the close of business on April 17, 2002, the Company had outstanding and entitled to vote 3,542,283 shares of Common Stock. Each holder of record of the Company's Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

In accordance with Nevada Revised Statutes and the Company's Bylaws, if stockholders holding one-fourth of the outstanding shares of the Company's Common Stock entitled to vote on the record date are present at the special meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. Any shares represented by proxies that are marked to abstain from voting on a proposal will be counted as present for purposes of determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of the Company's Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as "broker non-votes") will also be counted as present in determining whether a quorum is present.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The proposals require the affirmative vote of a majority of the votes entitled to be cast by holders of shares of Common Stock represented at the meeting. Abstentions and broker non-votes will not be counted for purposes of determining whether an item has received the requisite number of votes for approval.

Revocability of Proxies
-----------------------

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office at 1200 West Pender Street, Suite 411, Vancouver, B.C. V6E 2S9, Attention: Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and

                            1

voting in person. Please note, however, that attendance at the meeting will not by itself revoke a proxy. Furthermore, if the shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in the stockholder's name.

Dissenters' Right of Appraisal
------------------------------

Pursuant to Nevada corporation law, the actions contemplated to be taken at the Special Meeting do not create appraisal or dissenters' rights.

Solicitation
------------

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

             VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following table sets forth certain information known to the Company with respect to the beneficial ownership of its Common Stock as of April 17, 2002, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company,
(iii) each named executive officer, and (iv) all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

     Name and Address
     of Beneficial Owner (1)    Amount of Ownership (2)   Percent of Class (3)
     -----------------------    -----------------------   --------------------

     Terry Kirby                     301,389 (4)                 8.5%

     Officers and directors
     as a Group (1 person)           301,389                     8.5%

-----------------

(1) Unless otherwise indicated, the address of each beneficial owner is that of the Company.

(2) Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 17, 2002, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other person.

(3) Based on an aggregate of 3,542,283 shares of Company's
    Common Stock issued and outstanding as of April 17, 2002.

(4) Includes 1,389 shares directly owned by Mr. Kirby and 300,000 options which are currently exercisable.

                           2


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2001, the Company's sole officer and director and all of the persons known to the Company to own more than ten percent (10%) of the Company's Common Stock, either failed to file, on a timely basis, or have yet to file the required beneficial ownership reports with the SEC.

Committee Reports
-----------------

The Board of Directors has no standing committees of any kind.


         DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements including statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Important factors that the Company believes might cause such differences include but are not limited to: (1) concentration of the Company's assets into one industry segment;
(2) the impact of changing economic conditions; (3) the actions of competitors, including pricing and new product introductions; and (4) those specific risks that are discussed in this proxy statement and in the Risk Factors detailed in the Company's previous filings with the Securities and Exchange Commission. In assessing forward-looking statements contained herein, stockholders are urged to read carefully all cautionary statements contained in this proxy statement and in those other filings made by the Company with the Securities and Exchange Commission.

                           PROPOSAL 1
              ADOPTION OF THE AMENDED AND RESTATED
                  CERTIFICATE OF INCORPORATION

At the Special Meeting, the stockholders will be asked to approve the Amended and Restated Certificate of Incorporation which will completely supersede the existing Certificate of Incorporation of the Company. On March 26, 2002, the Board of Directors of the Company signed a resolution adopting the Amended and Restated Certificate of Incorporation, subject to the requisite shareholder approval.

A copy of the proposed Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Exhibit A.
The following is a discussion of the major changes to the current
Certificate of Incorporation of the Company.

1.   Increase the Company's authorized capitalization as follows:

     a. Increase the authorized Common Stock of the Company from 8,750,000 shares, par value $.001 per share, to 250,000,000 shares, par value $.001 per share; and

                                  3

     b. Increase the authorized Preferred Stock of the Company from 5,000,000 shares, par value $.001 per share, to 25,000,000 shares, par value $.001 per share, having such rights, preferences and other characteristics as the Board of Directors may determine.

Purpose and Effect: As of the close of business on April 17, 2002 there were 3,542,283 shares of Common Stock outstanding. The Company would be further obligated to have available for issuance approximately 45,232,132 shares of Common Stock to the shareholders of Advanced Biometrics, Inc. which may be issued if Proposal 2 entitled "Approval and Adoption of Resolution Authorizing Agreement and Plan of Share Exchange" is approved.

In the past the Company had raised capital to furnish its proposed growth primarily through the sale and issuance of its Common Stock. Due to the fact that the Company's current authorized capitalization is insufficient to facilitate the proposed Share Exchange discussed below or the issuance of shares of Common Stock or shares of convertible or exchangeable Preferred Stock in the future (for financing purposes or otherwise) an increase in authorized capitalization is necessary. Without an increase in the Company's capitalization, the Company's flexibility with respect to possible future stock splits, equity and/or debt financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common or Preferred Stock would otherwise be lost.

The Board of Directors recommends the proposed increase in the authorized number of shares of Common and Preferred Stock to ensure that a sufficient number of authorized and unissued shares is available (i) to facilitate the Share Exchange with Advanced Biometrics, Inc., (ii) to raise additional capital for the operations of the Company, if and when needed, and (iii) for the financing of the acquisition of any businesses if the opportunities therefore were to occur in the future. Assuming stockholder approval of this Proposal and if the opportunity arises in the future, such newly authorized shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation, as amended, its Bylaws and/or by any regulatory agency. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to this proposal have any preemptive rights.

Additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present shareholders, would reduce such present shareholders' ability to influence the election of directors or any other action taken by the holders of Common Stock.

If the increase in capitalization proposal is adopted by the Company's stockholders, such proposal will become effective on the date the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Nevada (the Company's state of incorporation).

2.   Delete Article XIII, Approval of Certain Business
Combinations, and Article XIV, Evaluation of Business
Combinations and, in the alternative, elect that the Company not be governed by the provisions of NRS 78.411 through 78.444 which govern combinations with interested stockholders.

The Company's stockholders are being asked to approve and adopt an amendment to the Certificate of Incorporation of the Company to exempt the Company from those portions of the Nevada Revised Statutes (NRS 78.411 through 78.444) concerning Business Combinations With Interested Stockholders. The amendment to the

                             4

Certificate of Incorporation, as proposed, would add the following as Article Ten of the Amended and Restated Certificate of Incorporation:

"Article Ten. This Corporation shall not be governed by the provisions of NRS 78.411 to 78.444, inclusive."

Purpose and Effect. The Board of Directors considered, among other things, the effects of the amendment which would exempt the Company from the provisions of Sections 78.411 through 78.444 of the Nevada Revised Statutes. The Board of Directors is aware that the statute governing business combinations with interested stockholders was designed to protect public companies against unwelcome takeover offers by prohibiting certain actions by interested stockholders, and by providing the boards of directors with the opportunity to reject an unwelcome takeover by an interested stockholder without giving the company's other shareholders an opportunity to consider such offer. If the proposal to adopt the Amended and Restated Certificate of Incorporation is approved, business combinations with persons whose control share acquisitions occur after the effective date of the amendment will not be subject to the restrictions set forth in the statute. Considering the financial status and current makeup of the Company, it is the Board of Directors' position that the Company and its stockholders may benefit from a business combination such as a merger or consolidation of the Company with an interested stockholder or any other corporation which, after the merger or consolidation, would be an affiliate or associate of the interested stockholder, therefore stockholders would not be well served by being governed by a statute which would prohibit this type of business combination. The Nevada statute defines an "interested stockholder" as any person who is (i) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the company; or (ii) an affiliate or associate of the company and at any time within three years immediately before the date in question was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the company.

3.   Eliminate Articles VIII and IX and modify and consolidate
Articles X and XI.

Purpose and Effect. It is proposed that the following Articles be modified or eliminated from the Certificate of Incorporation because the provisions are contained in the Company's Bylaws as permitted by Chapter 78 of the Nevada Revised Statutes.

Article VIII, Meetings of Stockholders; Cumulative Voting.
Article II of the Company's Bylaws sets forth, among others, the provisions of stockholders meetings, which does not differ from
Article VIII of the Certificate of Incorporation. The provision which prohibits cumulative voting in the election of directors or for any other purpose is set out in Article Nine of the proposed Amended and Restated the Certificate of Incorporation.

Article IX, Notice for Nominations and Proposals. Notice requirements are set forth in Article II of the Company's Bylaws which do not differ from those set forth in Article IX of the Certificate of Incorporation.

Article X, Directors, and Article XI, Removal of Directors. The number of directors, vacancies, classified board provisions, and removal of directors are set forth in Article III of the Company's Bylaws which do not differ from Articles X and XI of the Certificate of Incorporation.

Chapter 78 of the Nevada Revised Statutes provides for the placement of permissible provisions in either the articles or bylaws and their placement is without consequence. These permissible provisions relate principally to matters affecting the directors, the stock, and the stockholders.

Stockholders may obtain a copy of the Company's Bylaws by either contacting the Company directly or by viewing the Company's filings with the Securities and Exchange Commission at

                             5

www.sec.gov (the Bylaws are attached at Exhibit 3.1 of the Company's Amended Form 10-KSB filed with the SEC on June 20,
2000).

4. Eliminate Article XII, Acquisition of Capital Stock, which, among others, limits the voting rights of any Person (as defined in Article XII) owning in excess of 20% of the voting power of the outstanding shares, and requires that all certificates evidencing ownership of Common Stock or warrants of the Corporation shall bear a conspicuous legend describing restrictions on transfers set forth in said Article XII. Article XII states in part:

     "If, at any time during the ten years from the
     effective date of this Certificate, any Person shall
     acquire the beneficial ownership (as determined
     pursuant to Rules 13d-3 and 13d-5 under the Act) of
     more than 20% of any class of Common Stock, then the
     record holders of Common Stock beneficially owned by
     such acquiring Person shall have only the voting
     rights set forth in this paragraph B on any matter
     requiring their vote or consent.  With respect to each
     vote in excess of 20% of the voting power of the
     outstanding shares of Common Stock which such record
     holders would otherwise be entitled to cast without
     giving effect to this paragraph B, the record holders
     in the aggregate shall be entitled to cast only one-
     hundreth of a vote. . . ."

The limitation on voting rights prescribed above would terminate as of the earliest to occur of (i) the date that any Person becomes the beneficial owner of shares of stock representing at least 50% of the total number of votes entitled to be cast in respect to outstanding shares of stock, or (ii) the date one day prior to the Company's Common Stock being delisted (including a temporary delisting) from its trading exchange.

Purpose and Effect. It is the Board of Directors' position that the restrictions imposed by Article XII on certain stockholders may be detrimental to the Company's ability to raise capital in future equity financings. Because the Company has suffered recurring losses from operations, the Company's auditors have expressed a substantial doubt about the Company's ability to continue as a going concern. The Board of Directors believes that it is in the Company's and its stockholders' best interest to eliminate any provision from its Certificate of Incorporation which may hinder its ability to raise capital in the future. The limitations set forth in Article XII may discourage potential investors from purchasing the Company's securities.

Once Article XII has been eliminated, stockholders beneficially acquiring in excess of 20% of the Company's voting Common Stock will retain full voting power and will remain subject to the reporting requirements set forth in Sections 16 and 13 of the Securities Exchange Act of 1934.

5.   Eliminate Article XVII, Amendment of Bylaws.

Purpose and Effect: Elimination of the Article requiring an affirmative vote of two-thirds of the board of directors and a vote of the holders of not less than 50% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors cast at a meeting of stockholders called for the purpose of amending the bylaws would give the Board of Directors express authorization to adopt, repeal, alter, amend or rescind the Company's bylaws without shareholder approval.

Because of the substantial cost to prepare a Proxy Statement and call a meeting of shareholders for the purpose of amending the bylaws and the potential negative effect on the financial condition of the Company, it is the Board of Directors' position that eliminating Article XVII would only serve to benefit the Company's stockholders.

6.   Eliminate Article XVIII, Amendment of Certificate of
Incorporation.

                              6

Purpose and Effect: Elimination of the Article requiring an affirmative vote of the holders of not less than 50% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors cast at a meeting of stockholders called for the purpose of repealing, altering, amending or rescinding the provisions set forth in Articles VII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and XVIII. By eliminating this Article, any amendment to the Company's Amended and Restated Certificate of Incorporation would be made in accordance with Nevada Revised Statutes, specifically NRS 78.390, which provides that no amendments may be adopted by the board of directors alone. The board of directors must adopt a resolution setting forth the proposed amendment and declaring its advisability. The board also must call a meeting of stockholders, either annual or special, for consideration of the amendment. If stockholders holding shares entitling them to exercise at least a majority of the voting power of the corporation vote in favor of the amendment, then the president or vice president are required to execute and file with the Secretary of State a certificate of amendment. An additional vote is required if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares. In such case, the amendment must be approved by the vote of the holders of shares representing a majority of the voting power of each class or series affected by the amendment, regardless of limitations or restrictions on the voting power. This vote is in addition to any vote otherwise required. Subparagraph 2 of NRS
78.320 provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Because amending the articles will still require requisite shareholder approval by statute, there is virtually no effect on the rights stockholders by eliminating
Article XVIII.

Vote Required For Approval

The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or represented by Proxy at the Special Meeting and entitled to vote is required to approve the adoption of the Amended and Restated Certificate of Incorporation.

THE BOARD OF DIRECTORS HAS APPROVED THIS PROPOSAL AND RECOMMENDS
  THAT THE STOCKHOLDERS VOTE "FOR" ADOPTION OF THE AMENDED AND
              RESTATED CERTIFICATE OF INCORPORATION

                           PROPOSAL 2
         APPROVAL AND ADOPTION OF RESOLUTION AUTHORIZING
              AGREEMENT AND PLAN OF SHARE EXCHANGE

At the Special Meeting, holders of the Common Stock of the Company will consider and vote upon a proposal to approve and adopt a resolution to authorize the Agreement and Plan of Share Exchange dated as of February 7, 2002, between the Company and Advanced Biometrics, Inc., a privately-held Washington corporation ("ABI"), pursuant to which the Company proposes to exchange Common Stock of the Company for shares of ABI Common Stock (the "Share Exchange"). A copy of the Agreement and Plan of Share Exchange and Addendum thereto is attached as Exhibit B to this Proxy Statement.

The resolution that will be before the stockholders at the Special Meeting is: "RESOLVED, that the Board of Directors of Electronic Identification, Inc., a Nevada corporation (EISQ), is hereby authorized to perform the transactions contemplated by that Agreement and Plan of Share Exchange dated as of February 7, 2002, between EISQ and Advanced Biometrics, Inc., a Washington corporation (ABI), pursuant to which ABI would sell, assign, transfer and deliver to EISQ 100% of the ABI shares of stock and, in exchange EISQ shall deliver to ABI an aggregate number of EISQ shares of Common Stock such that ABI would own 80% (restricted stock) of the total issued and outstanding shares of Common Stock of EISQ immediately after the Closing."

                             7

GENERAL

The following information describes material aspects of the Share Exchange. This description does not provide a complete description of all the terms and conditions of the Agreement and Plan of Share Exchange. It is qualified in its entirety by the text of the Agreement and Plan of Share Exchange and Addendum thereto, which is attached as Exhibit B to this Proxy Statement. The Agreement and Plan of Share Exchange is incorporated herein by reference. You are urged to read all of the Exhibits in their entirety.

Plan of Share Exchange. The Agreement and Plan of Share Exchange provides that upon closing of the Share Exchange, ABI shareholders and rights holders (options and warrants) will own, in the aggregate, eighty percent (80%) of the stock of EISQ on a fully diluted basis. Prior to Closing, EISQ will have reverse split its Common Stock on a 1-for-8 basis. In addition, prior to Closing EISQ is required to raise additional funds (through two private placement offerings) to provide working capital for the post-share exchange entity as well as pay off existing liabilities. The total number of EISQ shares and rights to be issued to ABI shareholders and rights holders in the Share Exchange cannot be determined with exactitude until EISQ has completed its offerings and the total number of issued and outstanding shares (and share equivalents) can be determined. No fractional shares of EISQ Common Stock will be issued in connection with the share exchange. Fractional interests will be eliminated by rounding any fraction to the nearest whole number of common shares. Each share of EISQ Common Stock issued and outstanding immediately prior to Closing of the Share Exchange will remain outstanding and be unaffected by the Share Exchange.

Effective Time of the Share Exchange. The Share Exchange will be pursuant to the applicable provisions of the laws of Nevada and Washington with respect to share exchanges and in accordance with the Agreement and Plan of Share Exchange. The Share Exchange will be effective upon the filing of certificates or articles of share exchange with the Secretaries of State of the States of Nevada and Washington (the time of the filing of such certificates or articles of share exchange is referred to herein as the "Effective Time"). The Effective Time will occur as promptly as practicable after the requisite shareholder approval has been obtained and all other conditions to the share exchange have been satisfied or waived. It is currently anticipated that the Share Exchange will be consummated on or about May 16, 2002.

Certain Tax Consequences. The Share Exchange is intended to be a tax-free reorganization in which no gain or loss will be recognized by the Company's shareholders.

Certain Transactions Contemplated by the Share Exchange. Upon consummation of the Share Exchange, holders of the ABI's Common Stock will become shareholders of EISQ. The internal affairs of EISQ are governed by Nevada Corporation Law, the Certificate of Incorporation of EISQ, as amended, and the EISQ Bylaws. Subject to shareholder approval and prior to Closing the Share Exchange, EISQ shall have amended and restated its Certificate of Incorporation in the form attached hereto as Exhibit A and described in Proposal No. 1. If this Proposal No. 2 is passed, the Amended and Restated Certificate of Incorporation will also include a change in the Company's name to Advanced Biometric Technologies Corporation.

CONTACT INFORMATION

If you have any questions about the Share Exchange or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

                               8

               Electronic Identification, Inc.
               Attn:  Terry Kirby
               1200 West Pender Street, Suite 411
               Vancouver, B.C.  V6E 2S9
               Telephone: (604) 684-8002
               Fax: (604)689-2669

REGULATORY APPROVALS

Consummation of the Agreement and Plan of Share Exchange does not require any regulatory approvals other than the federal filings required under applicable U.S. securities laws in connection with this Proxy Statement.

INFORMATION ABOUT ABI

ABI develops and markets state-of-the-art biometric authentication technology for secure physical and electronic access. ABI's patented technology uses proprietary algorithms, photo-optics and infrared lighting to positively identify individuals through the unique pattern of blood vessels and tissues inside the palm of the hand. Images are securely stored and referenced to confirm identity before an individual is allowed access to highly sensitive areas. ABI's KeyFree, a physical access verification device, has been deployed at military bases in the United States and ChronoLog, a biometric time and attendance device, has recently been introduced and is being market-tested by several retailers in the United States. DigiKnox, a subsidiary of ABI, intends to utilize LiveGrip (www.livegrip.com) to forge partnerships with leading financial institutions, applying ABI's biometric security technology for online transactions and other network security requirements.

Today, ABI's biometric identification technologies use near-infrared emitters to illuminate the palm of the hand, exposing superficial creases, deep creases, and the hand's vascular pattern to our optical sensor. A resulting verification image of the hand is stored in IBM's DB2 relational database where it is digitally matched to the user's enrollment images. To do this match, ABI uses algorithms based on Java's Advanced Imaging APIs. The biometric from the palm of the human hand is key to its user identification process. Because the vascular pattern is unique across a large population of users and cannot be duplicated by prosthetics or other devices, security to data and physical plant is assured. Both ABI's biometric reader, which can operate in stand-alone or networked modes, and its server appliance use IBM's implementation of the Linux operating system.

ChronoLog. Development of this product has been complete since early 2001. Sales of the product have been minimal as a result of various factors, including: (1) the failure of the initial exclusive distributor (Time Equipment Company of Bellevue, Washington or "TEC") to perform, (2) adverse economic conditions, and (3) a lack of resources to support the marketing effort.

Prior to completion of development of the ChronoLog product, ABI entered into an exclusive distribution agreement with TEC. The agreement required minimum purchases by TEC over a five-year term. Product pricing was established in the agreement based on industry information provided by TEC. Development of the product was guided by performance standards for time and attendance equipment provided by TEC. The overall intent of the parties was that during the time period in which product development was being completed, TEC would begin marketing the product and organizing a nationwide distribution network.

However, at the point in time that commercial production of ChronoLog commenced, ABI discovered that TEC had not met its obligations. Moreover, it became apparent that TEC lacked the financial capacity to meet the minimum purchase requirements in

                             9

the agreement. In mid-summer of this year, the distribution agreement with TEC was restructured to a non-exclusive distribution agreement with no minimum purchase requirement.

These events contributed significantly to ABI's current poor cash position. In order to meet its obligations to TEC, ABI purchased or committed to purchase a substantial inventory of parts. The revenue under the contract with TEC to replace the amounts already expended never materialized. Nevertheless, it is anticipated that most of the parts inventory ultimately can be used in the KeyFree device.

ABI is restructuring pricing of the ChronoLog product to respond to the current economic downturn. To minimize capital requirements associated with marketing, ABI has focused its efforts on establishing licensing agreements with original equipment manufacturers operating in this industry. To date, no agreements with any OEM have been signed.

Keyfree Door Access. Development of the new software suite for this product line and alpha testing of product is proceeding. Beta testing of the product is anticipated to commence in the future at selected locations around the United States. Production of demonstration units to be used in marketing will commence at the same time.

There continues to be interest in this product, particularly from the government sector. Most recently, ABI was requested to make a proposal for a demonstration project at a military installation in New Jersey. In addition, the product has been presented to the Federal Aviation Administration, which has expressed interest in a test installation of the product at a major metropolitan airport. With respect to potential commercial use, ABI's marketing plan for this product is to establish licensing relationships with one or more OEMs of secure access systems. Implementation of the marketing plan is, of course, dependent on ABI receiving adequate funding, among other factors that may or may not be within ABI's control. There can be no assurance that adequate funding will become available.

ABI's Subsidiaries

DigiKnox, Inc. ABI owns a 100% interest in this subsidiary. The business purpose of this subsidiary is to develop and market an application of LiveGrip for the control of access to computer systems and computer networks. DigiKnox's initial focus will be on introducing the technology into the banking, financial services and credit card industries.

DigiKnox engaged a professional consulting firm with substantial experience in these industries to develop a business plan and quick to market strategy for deployment of the technology. DigiKnox is also in the process of finalizing its Board of Directors. To date, three individuals have agreed to serve on that Board:

          (1)  Dennis Dummler.  Mr. Dummler is currently
     President of Nordstrom Bank, which manages credit card operations for the Nordstrom retail chain. Mr. Dummler was a co-founder of the Plus ATM network. Mr. Dummler is active in the American Bankers' Association.

          (2) Luke Helms. Mr. Helms is a former Chairman of SeaFirst Bank in Washington. Mr. Helms was also a Vice-
     Chairman of Bank of America responsible for eleven Western states.

          (3) Edward Hogan. Mr. Hogan served as an executive advisor to every chief executive of MasterCard International and led the development of the global operating infrastructure for MasterCard.

The implementation of DigiKnox's business plan has been hampered by a lack of funding. A number of significant potential customers have expressed substantial interest in the technology

                                10

as well as potential investment. However, any definitive relationship with any of these potential customers will require that DigiKnox be able to demonstrate a functional technology that can be easily integrated with their existing data management systems. While a prototype system is in development, this effort has been halted by a lack of funding.

Carlson-Formetec, Inc. Management made the decision to accept an unsolicited offer for the purchase of this subsidiary in July 2001. The decision was based on a number of factors, including the following: (1) the transaction generated $300,000 in cash to ABI and relieved it of more than $800,000 in bank debt obligations; (2) the manufacturing capacity of Carlson-Formetec was not necessary to Company operations; (3) Carlson-Formetec's core business was not part of the core business of ABI; and (4) continued ownership of this subsidiary would have resulted in a diversion of management time, energy and resources away from ABI's core business.

Advanced Biometrics Security, Inc. This subsidiary was incorporated in February 2001, but has never been an operating entity and has no assets. ABI has elected to discontinue this corporation.

INFORMATION ABOUT EISQ

EISQ, which commenced operations in 1992, is a developer and marketer of "contactless" smart ID card systems. Generally the size of a credit card, smart cards have the ability to store and process information with a computer chip embedded in the card. The system currently uses a fingerprint biometric as the strong security identifier. However, the system can be readily adapted to store the biometric identification information on which LiveGrip technology is based. EISQ's technology is characterized as contactless because it does not have to be inserted into a reader, analogous to the proximity card systems used in some current access control systems.

Smart cards are used in a number of corporate and government applications including: (1) access to restricted areas, (2) public transportation fare collection, (3) point-of-sale devices, and (4) consumer credit cards. Smart cards have additional potential use as immigration control devices or for secure access to other government services (e.g., welfare, healthcare), applications currently under development by EISQ. Thus, the core markets and applications of EISQ and ABI technologies are highly complementary.

As part of the development of its technology, EISQ has developed integration software to link the card readers to a variety of legacy databases. This kind of software is a critical element of ABI's technology, particularly in relation to DigiKnox.
Immediate access to this technology could significantly reduce the development time-line for DigiKnox.

While EISQ has been involved in product demonstrations of the technology for the Kingdom of Saudi Arabia and the United Arab Emirates for use of the technology in immigration control and identification, EISQ has realized no significant revenues from operations or product sales. As with ABI, it is dependent on further investment to fund continued development and operating expenses.

PLANS FOR FUTURE OPERATIONS AFTER THE SHARE EXCHANGE

Once the Share Exchange between EISQ and ABI is completed, the technologies under development by both companies will be combined. The implementation of SmartCard technology (developed and marketed by EISQ) and biometric authentication technology (developed and marketed as LiveGripT, ChronoLog and KeyFree by ABI) offer compelling solutions to growing markets for corporate, government, aviation and home security customers.

By combining SmartCard identification with biometric authentication, the post-Share Exchange entity, Advanced
Biometric Technologies Corporation ("ABTC"), will be able to market a wide variety of biometric security solutions based on

                              11

the patented LiveGrip technology. LiveGrip utilizes proprietary algorithms, photo optics and infrared lighting to positively identify individuals through the unique pattern of blood vessels and tissues inside the palm of the hand. Images are securely stored and referenced to confirm the identity of the individual before they are allowed access to secured areas.

In addition to physical access products, ABTC will also offer solutions that can best be addressed with biometrics, such as time and attendance and network security.

The DigiKnox subsidiary of ABTC will utilize the LiveGrip technology to forge relationships with premier global financial institutions to help them ensure secure online transactions and meet other network security requirements. The banking industry reports that false acceptances at ATM machines are as high as 30 percent, resulting in worldwide financial fraud of $2.98 billion a year. DigiKnox will bring products to market that can help alleviate that damage.

In the second quarter of 2002, ABTC plans to integrate an open and secure information technology infrastructure for integration with secure data networks and physical access security systems. At the core of this integration, ABTC will support wired and wireless installations (802.11x) that implement x509 digital certificates, PKI encryption, and edge security technologies (VPN & firewall). In the third quarter 2002, ABTC plans to integrate smart card technologies to provide a secondary level of identification security; prior to processing the user's biometric, it will use the smart card token (128-bit key) to ensure the user should have access. In fourth quarter 2002, ABTC plans to offer modules that integrate data from a variety of sources including personal and network computer operating system vendors (Microsoft, Linux, UNIX), ERP/HRIS vendors (SAP, Baan, PeopleSoft, Oracle Financials), and security middleware vendors (Linnel, Amag, Ilco, Casi-Rusco, and etc.). These modules will allow its biometric technology to integrate seamlessly with the largest data networks (network, financial, and etc.) and physical access security systems in the world while reducing TCO.

BOARD OF DIRECTORS FOLLOWING THE SHARE EXCHANGE

Upon completion of the Share Exchange, the board of directors of ABTC will consist of five individuals. Under the Agreement and Plan of Share Exchange, Terry Kirby, the Company's sole officer and director will resign his positions. Biographical information of each of the members of the new board of directors which will be designated by ABI are as follows:

James Katzaroff. Since 1998, Mr. Katzaroff has been Corporate Vice President and Secretary of Telemac, Inc. where he has focused on Telemac's corporate strategy, investors and investment banking relationships. Prior to Telemac, Mr. Katzaroff was a financial consultant with Smith Barney, Bateman Eichler and E. F. Hutton. Mr. Katzaroff has been a financial advisor for numerous start-up and development stage companies, and has assisted numerous companies with their initial public offerings. Mr. Katzaroff holds a Bachelor's Degree in Business Economics from the University of California, Santa Barbara, and has completed advanced management courses at the University of Washington.

John A. Stiver. John Stiver has over 20 years of experience in management, marketing, promotion and personnel. Mr. Stiver previously started and operated a successful computer consulting business with clients ranging from general businesses to school districts to political party organizations. Mr. Stiver is the co-inventor of the patented LiveGrip technology. While attending the University of Washington, Mr. Stiver focused his efforts in computer hardware and software development.

Dwight C. Peterson. Dwight Peterson has over 25 years of management, advertising and promotion, human resource and organizational development experience. Mr. Peterson was instrumental in the development of a $1 million-per-year trucking business. Mr. Peterson is the co-inventor of the patented Live-
Grip technology. Mr. Peterson attended the University of Washington.

                             12

Kenneth Hatch. Mr. Hatch is currently the CEO of Hatch Enterprises, Inc., which he founded in 1997 to provide organizational and communications consulting for corporations in transition or crisis. Prior to Hatch Enterprises, he was the President of The Pacific Institute, a Seattle based organizational and consulting firm from 1995 to 1997. From 1980 to 1995, he served as Chairman, President and CEO of KIRO, Inc. a division of Bonneville International Corporation. He also carried additional responsibilities serving as the Senior Vice President with Bonneville International Corporation. Mr. Hatch also served as Senior Vice President of the Broadcast Division for the A. H. Belo Corporation of Dallas, Texas, a communication company.

James Raisbeck. Mr. Raisbeck has over 40 years of experience in Aeronautical Engineering. He began his career with The Boeing Airplane Company in 1961 as a Research Aerodynamicist. When Mr. Raisbeck left Boeing in 1969, he became president and Chief Engineer of Robertson Aircraft Corporation. In 1973, Mr. Raisbeck founded his own corporation called Raisbeck Engineering, Inc. and its subsidiary Raisbeck Commercial Air Group. Mr. Raisbeck has also received Purdue university's Distinguished Engineering Alumnus Award, in 1979 and Purdue's Outstanding Aerospace Engineer Award in 1999. He was welcomed as a President's Council Lifetime Member. In 1999, he was chosen as Professional Pilot Magazine's 1999 Aviation Entrepreneur of the Year.

BASIS FOR BOARD RECOMMENDATION OF APPROVAL

The Company's Board of Directors voted unanimously to approve and adopt the Agreement and Plan of Share Exchange and determined that the agreement and the Share Exchange are advisable, fair to and in the best interest of EISQ and its stockholders.

In reaching its decision to recommend the Share Exchange, EISQ's board concluded that combining ABI's biometric authentication technology with EISQ's electronic identification authentication systems provides a unique opportunity to create a company positioned to make use of the world's growing security requirements. The Board believes that because of this, the Share Exchange provides an opportunity for achieving increased stockholder value.

In concluding that the Share Exchange with ABI is in the best interest of EISQ and its stockholders, the Board considered, among other things, the following factors that supported its decision to approve the Share Exchange and recommend that EISQ stockholders vote to approve the Agreement and Plan of Share
Exchange:

The technologies held by each company are complementary. There are no apparent technological impediments to combining the two technologies, and combining the technologies may allow the Company to offer a greater degree of security while simplifying the identification process in some applications. The biometric information used for comparison with the person seeking identification could be maintained in the smart card rather than in a central database. In some applications, this may eliminate the need for networking, potentially a substantial benefit.

The integration software that would be acquired through the business combination is something ABI would have to develop or acquire in any event and is particularly critical to DigiKnox. Acquisition of the software through the business combination could substantially reduce future development costs as well as expedite completion of the DigiKnox network access control device.

To date, each company has focused its efforts on different market segments. Combining the two companies would broaden the scope of the markets being entered. Moreover, EISQ would bring a new set of potential customers than those that have been the focus of ABI's marketing efforts. This is particularly the case with respect to international markets where EISQ is already involved in several demonstration projects.

                                13

Management recommends that the Share Exchange be approved because there are substantial business benefits from the combination of the two companies. Of course, there can be no assurance that the Company ultimately will be successful following the Share
Exchange.

RISK FACTORS

By voting in favor of the Share Exchange, current shareholders of the Company will face substantial dilution of their ownership interest in the Company. In addition to the other information contained in this Proxy Statement, you should carefully consider all of the following risk factors relating to the proposed Share Exchange.

To date, neither the Company nor ABI has been profitable. Both companies, as well as the combined company, will be dependent for a significant period of time on additional investment capital to fund operating expenses and development costs before achieving profitability. Because the combined entity will have greater capital requirements, the fund-raising burden may be greater. While it is anticipated that the combined entity will be more attractive to investors for a variety of reasons, there can be no guarantee that the combined entity will be able to meet its funding needs. In part, this is because the availability of funds is a result of a variety of factors, many of which are beyond the Company's control, including volatility in the public capital markets.

Accordingly, the success of the Company will be affected by general economic conditions. Diversifying the technological base and market segments/applications for that technology through the combination of these companies may mitigate this particular risk.

Neither company has demonstrated that their respective technologies or applications will function successfully in a large-scale governmental or commercial environment. Nor is the development of either technology complete. Each company faces the risk that a better-capitalized competitor with a more developed technology could enter a market segment crucial to each company's business plan. Assuming that the conclusion of management is correct that the technologies are complementary, combining these entities could mitigate these risks by diversifying the technological base and applications/market segments being entered by the Company.

Combining the management, technical staffs and corporate cultures of two companies can be a source of conflict and often results in the departure of employees who may be important to the success of the combined company. The extent to which these problems might arise here is difficult to predict. However, the fact that the Company will be starting with new senior management may mitigate that risk.

In summary, while there are significant risks faced by the Company, it is the conclusion of management that the risks associated with not concluding the Share Exchange and ABI's current lack of operating capital or a source for new capital, far outweighs the risks arising from going forward with the Share Exchange. No assurance, however, can be given that the Company will ultimately be successful.

FINANCIAL INFORMATION

Prior to entering into the Agreement and Plan of Share Exchange with ABI, EISQ had minimal assets and revenues during the most recent fiscal year. Pro forma financial statements, which serve to state the results of the fiscal year end as if the two companies had combined operations, would not differ in any material way from the financial statements of ABI. Therefore combined pro forma financial statements are not included. Following are the most recent unaudited financial statements of EISQ and ABI.

Electronic Identification, Inc. Unaudited Financial Statements
For The Period Ended September 30, 2001:

                                 14

                 ELECTRONIC IDENTIFICATION, INC.
                (A Development Stage Enterprise)

                         BALANCE SHEETS
              (Expressed in United States dollars)

                                       September 30,   December 31,
                                            2001           2000
                                        (Unaudited)
                                        ------------    ----------
Assets

Current assets:
  Cash                                   $   11,416      $      874
  Accounts receivable                         2,682           3,496
                                       ------------     -----------
   Total current assets                      14,098           4,370

Fixed assets                                 36,488          45,134

Patents                                       5,360           7,729
                                       ------------     -----------
Total assets                             $   55,946      $   57,233
                                       ============     ===========

Liabilities and Stockholders' Deficit

Current liabilities:
  Accounts payable and accrued          $   295,399     $   291,188
    liabilities
  Due to director                            28,392          46,269
  Due to stockholder                         96,254          67,658
  Short-term debt                           134,273               -
                                       ------------     -----------
  Total current liabilities                 554,318         405,115

Long-term debt                               10,000         125,000
                                       ------------     -----------
Total liabilities                           564,318         530,115

Stockholders' deficit:
  Preferred stock:
   Authorized:  5,000,000 stock,
    with $0.001 par value
   Issued:  nil (2000 - nil)
  Common stock:
   Authorized:  70,000,000 stock,
    with $0.001 par value
   Issued:  23,625,101 stock (2000 -         23,626          19,344
    19,342,750)
  Additional paid-in capital             14,460,694      13,213,940
  Deficit accumulated during the
   development stage                   (14,992,692)    (13,706,166)
                                       ------------     -----------
  Total stockholders' deficit             (508,372)       (472,882)
                                       ------------     -----------
Total liabilities and stockholders'      $   55,946      $   57,233
deficit
                                       ============     ===========

Future operations (note 2)
Contingencies (note 5)

See accompanying notes to financial statements.

                                        15

                         ELECTRONIC IDENTIFICATION, INC.
                        (A Development Stage Enterprise)

                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                                      Period from
                                                                                       inception
                                         Three months              Nine months        on May 14,
                                        ended Sept. 30,          ended Sept. 30,        1992 to
                                    ----------------------   ----------------------    Sept. 30,
                                       2001        2000         2001        2000         2001
                                    ----------  ----------   ----------  ----------   ----------
                                                                         (Restated-
                                                                           note 6)
Revenue:
  Revenue                            $      -     $       -    $       -   $       -  $   254,996
  Interest and other income                 -             -            -           -        4,996
                                     --------    ----------  -----------  ----------   ----------
                                            -             -            -           -      259,992
Operating expenses:
  General and administrative
  (including stock based
  compensation of $147,358
  (Sept. 30, 2000 -nil))
   (schedule)                         255,341       262,278      569,376     723,201    4,844,874
  Sales and marketing (schedule)      113,603       239,430      645,502     669,593    3,712,887
  Research and development
   (schedule)                          19,664           175       27,152       3,885    1,628,633
  Depreciation and amortization         3,632         4,279       11,357      12,661      158,937
  Write-off of leasehold                    -             -            -           -       32,131
   improvements
                                     --------    ----------  -----------  ----------   ----------
                                      392,240       506,162    1,253,387   1,409,340   10,377,462
                                     --------    ----------  -----------  ----------   ----------
Operating loss                        392,240       506,162    1,253,387   1,409,340   10,117,470

Interest on long-term debt (note 3)         -           332       33,139   1,249,667    2,310,793

Value of equity inducement for
 conversion and settlement of
 indebtedness                               -             -            -           -    1,921,391

Equity loss in and write-down of
 investment in and advances to RFID
 Datachip Technologies Inc.                 -             -            -           -      358,835

Write-off of advances to Infotag
 Corporation                                -             -            -           -      284,203
                                     --------    ----------  ----------- -----------  -----------
Loss for the period                  $392,240     $ 506,494  $ 1,286,526 $ 2,659,007  $14,992,692
                                     ========    ==========  =========== ===========  ===========
Net loss per common share
information:
 Basic and diluted                   $   0.02     $    0.03     $   0.06    $   0.15
                                     ========    ==========  ===========  ==========
Weighted average number of
 common shares used in computing
 net loss per share, basic and
 diluted                           23,480,117    18,856,750   21,244,895  18,193,935
                                   ==========    ==========  ===========  ==========

See accompanying notes to financial statements.

                                       16

                         ELECTRONIC IDENTIFICATION, INC.
                        (A Development Stage Enterprise)

                       STATEMENTS OF STOCKHOLDERS' DEFICIT
                                   (Unaudited)
                      (Expressed in United States dollars)

                                                                                                Deficit
                                                                                              accumulated
                                                         Common stock          Additional     during the
                                                    -----------------------     paid-in       development
                                                      Shares        Amount      capital          stage
                                                    ----------    ---------   ------------    ------------
   Balance, December 31, 2000                       19,342,750     $ 19,344   $ 13,212,940    $ 13,706,166

   Loss for the period                                       -            -              -       1,286,526

   Stock issued to settle expenses                   3,804,090        3,804        899,346               -
   Stock issued on the settlement of long-term         478,261          478        109,522               -
    debt
   Intrinsic value of beneficial conversion of               -            -         32,228               -
    liabilities
   Subscription received in cash                             -            -         58,300               -
   Fair value of stock options granted                       -            -        147,358               -
                                                    ----------   ----------   ------------    ------------
   Balance, September 30, 2001                      23,625,101     $ 23,626   $ 14,460,694    $ 14,992,692
                                                    ==========   ==========   ============    ============


See accompanying notes to financial statements.

                                       17


                         ELECTRONIC IDENTIFICATION, INC.
                        (A Development Stage Enterprise)

                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                      (Expressed in United States dollars)

                                                                                               Period from
                                                                                              inception on
                                            Three months               Nine months          May 14, 1992 to
                                           ended Sept. 30,           ended Sept. 30,            Sept. 30,
                                         2001          2000         2001          2000            2001
                                      ----------    ----------  -----------   -----------    --------------
                                                                              (Restated -
                                                                                note 6)
 Cash flows from operating
 activities:
   Loss for the period                $(392,240)    $(506,494)  $(1,286,526)  $(2,659,006)    $(14,992,692)
 Items not involving cash:
   Depreciation and amortization           3,632         4,279        11,357        12,661          158,937
   Loss due to settlement of debt by
    issuance of Common Stock                   -             -             -             -        1,921,391
   Equity loss in and write-down of
   investment in and advances to RFID
   Datachip Technologies Inc.                  -             -             -             -          358,835
   Write-off of leasehold                      -             -             -             -           32,131
 improvements
   Write-off of advances to Infotag
    Corporation                                -             -             -             -          284,203
   Write-down of fixed assets                  -             -             -             -           35,252
   Loss on disposal of fixed assets            -             -             -             -           10,771
   Acquisition of in-process research
    and development                            -             -             -             -          340,108
   Expenses settled with the issuance
    of notes payable                           -             -             -             -          154,131
   Gain on settlement of debt                  -             -       (5,000)             -          (5,000)
   Expenses settled with the issuance
    of stock                             203,400       428,400       903,150     1,131,800        2,875,126
   Stock issued on recapitalization
    transaction of Girne Acquisition
    Corporation                                -              -            -           300              300
   Stock cancelled                             -              -            -             -            (250)
   Intrinsic value of beneficial
    conversion of liabilities into
    Common Stock                               -              -       32,228     1,249,335        2,247,333
   Compensatory benefit of stock
    options                              147,358              -      147,358             -          633,186
   Changes in non-cash operating
    working capital:
   Accounts receivable                     3,146          2,262          815          (87)          (2,682)
   Prepaid expenses and deposits               -              5            -             -                -
   Accounts payable and accrued
    liabilities                          (8,499)       (23,254)        4,211     (129,513)          619,024
   Due to director                       (4,961)            282     (17,878)      (35,060)           28,392
   Due to stockholder                      6,399       (34,112)       28,596        19,800           96,255
   Accounts payable to be settled
    with Common Stock                          -              -            -             -          291,006
                                       ---------    -----------   ----------    ----------     ------------
   Net cash used in operating           (41,765)      (128,632)    (181,689)     (409,770)      (4,914,243)
    activities


                                       18

                         ELECTRONIC IDENTIFICATION, INC.
                        (A Development Stage Enterprise)

                      STATEMENTS OF CASH FLOWS (CONTINUED)
                                   (Unaudited)
                      (Expressed in United States dollars)

                                                                                                         Period from
                                                                                                         inception on
                                                   Three months                  Nine months             May 14, 1992
                                                  ended Sept. 30,               ended Sept. 30,                to
                                             -------------------------     -------------------------        Sept. 30,
                                                2001           2000           2001           2000             2001
                                             ----------    -----------     ---------      ----------       -----------
                                                                                         (Restated -
                                                                                            note 6)
Cash flows from investing activities:
  Bank overdraft                                   $  -           $  -           $  -    $  (11,802)            $  -
  Purchase of fixed assets                            -              -              -              -       (263,203)
  Acquisition of patent                           (214)          (569)          (342)        (1,164)        (14,581)
  Advances to RFID Datachip
   Technologies Inc.                                  -              -              -              -       (132,165)
  Acquisition of Girne Acquisition Corp.              -              -              -              -               -
  Other advances                                      -              -              -              -       (440,501)
                                            -----------    -----------    -----------    -----------     -----------
  Net cash used in investing activities           (214)          (569)          (342)       (12,966)       (850,450)

Cash flows from financing activities:
  Subscriptions received for common
   stock                                         58,300              -         58,300              -       1,118,300
  Net proceeds on issuance of common
   stock                                              -              -              -              -       2,354,899
  Net proceeds on issuance of
   convertible debentures                             -              -              -              -       1,938,779
  Issuance of loan payable                            -              -              -        276,000         229,858
  Increase (decrease) in short-term debt        (5,727)        125,000        134,273        140,000         134,273
                                            -----------    -----------    -----------    -----------     -----------
  Net cash provided by financing
   activities                                    52,573        125,000        192,573        416,000       5,776,109
                                            -----------    -----------    -----------    -----------     -----------
Increase (decrease) in cash                      10,594        (4,201)         10,542        (6,736)          11,416

Cash, beginning of period                           822          5,536            874          8,071               -
                                            -----------    -----------    -----------    -----------     -----------
Cash, end of period                           $  11,416       $  1,335      $  11,416       $  1,335       $  11,416
                                            ===========    ===========    ===========    ===========     ===========

                                       19

                         ELECTRONIC IDENTIFICATION, INC.
                        (A Development Stage Enterprise)

                      STATEMENTS OF CASH FLOWS (CONTINUED)
                                   (Unaudited)
                      (Expressed in United States dollars)

                                                                                                        Period from
                                                                                                        inception on
                                                 Three months                  Nine months              May 14, 1992
                                               ended Sept. 30,               ended Sept. 30,                 to
                                          --------------------------    ------------------------          Sept. 30,
                                              2001          2000           2001           2000              2001
                                          -----------    -----------    ----------     ---------        ------------
                                                                                      (Restated -
                                                                                        note 6)
Supplemental non-cash investing
 and financing activities:
 Stock issued on the settlement
  of subscriptions received for
  Common Stock                                   $  -           $  -          $  -           $  -       $  1,060,000
 Stock issued on settlement of
  accounts payable                                  -              -             -              -            344,416
 Stock issued on settlement of
  notes payable                                     -              -             -              -            252,570
 Stock issued on settlement of
  convertible debentures                            -              -             -        276,000          2,015,663
 Stock issued on settlement of legal                -              -             -              -            132,858
claims
 Stock issued on settlement of long-
term
  debt                                              -              -       110,000              -            231,502
 Stock issued on settlement of expenses       203,400        428,400       903,150      1,131,800          2,875,126
 Stock issued on recapitalization
  transaction of Girne Acquisition
  Corporation                                       -              -             -            300                300
 Stock cancelled                                    -              -             -              -              (250)
 Cancellation of redeemable Common                  -              -             -              -            226,620
Stock
 Intrinsic value of beneficial
conversion of
  liabilities into Common Stock                     -              -        32,228      1,249,335          2,247,333
 Loss due to settlement of debt by
  issuance of Common Stock                          -              -             -              -          1,921,341
 Issuance of Common Stock in exchange
  for secured notes                                 -              -             -              -            183,810
Issuance of redeemable Common Stock
Authorized par value change resulting in an
 increase in additional paid in capital             -              -             -              -                  -
                                             ========       ========       =======     ==========          =========

Supplemental cash flow information:
 Cash paid for interest                          $  -           $  -          $  -           $  -               $  -
 Cash paid for taxes                                -            523         1,512            331             60,413
                                             ========       ========      ========      =========         ==========


See accompanying notes to financial statements.

                                20


                 ELECTRONIC IDENTIFICATION, INC.
                (A Development Stage Enterprise)

                  NOTES TO FINANCIAL STATEMENTS
                           (Unaudited)
              (Expressed in United States dollars)

          Nine months ended September 30, 2001 and 2000


1.   General:

     The unaudited condensed financial statements have been prepared by Electronic Identification, Inc.
     ("EI2") in accordance with generally accepted accounting principles in the United States and reflect all adjustments (all of which are normal and recurring in nature) that, in the opinion of management, are necessary for fair presentation of the interim periods presented. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for any subsequent quarter or for the entire year ending December 31, 2001. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These unaudited condensed financial statements and notes included herein should be read in conjunction with EI2's audited financial statements and notes for the year ended December 31, 2000, included in EI2's Registration Statement on Form 10-KSB.

     As the Company has not produced significant revenues to September 30, 2001, it is considered to be a developmental stage enterprise for accounting purposes as defined by Financial
     Accounting Standard ("FAS") No. 7.

2.   Future operations:

     These financial statements have been prepared on the going concern basis under which an entity is considered to be able to realize its assets and satisfy its liabilities in the ordinary course of business. During the period since inception on May 14, 1992, the Company has incurred operating losses aggregating $14,992,692. At September 30,
     2001, the Company has a working capital deficiency of $540,220 and a stockholders' deficit of $508,372.

     The Company's ability to meet its obligations as they come due is primarily dependent upon securing additional financing, whether from operations or otherwise. Management continues to pursue additional sources of financing; however, there can be no guarantee that the required additional financing will be obtained. Failure to identify and obtain such financing may limit the Company's ability to satisfy its obligations as they come due which may, in turn, impair the Company's ability to continue as a going concern. This could negatively impact the recoverability of the carrying value of assets.

     These financial statements do not include any adjustments relating to the recoverability of assets and amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.
     If the Company is unable to continue as a going concern, assets and liabilities could require restatement on a liquidation basis, which would differ materially from the going concern basis.

                              21

                 ELECTRONIC IDENTIFICATION, INC.
                (A Development Stage Enterprise)

                  NOTES TO FINANCIAL STATEMENTS
                           (Unaudited)
              (Expressed in United States dollars)

          Nine months ended September 30, 2001 and 2000


3.   Interest on long-term debt:

     Interest on long-term debt includes $32,228 of amortization of the effective discount on issuance of convertible debt, equal to the intrinsic value calculated as the excess of the quoted market price at the date of issuance of the debt over the conversion price.

4.   Common stock:

     (a)  Subscriptions received:

     On September 6, 2001, the Company received
     $58,300 for the purchase of 583,000 units of the Company. Each unit consists of one Common
     Stock of the Company and one Common Stock purchase warrant. Each warrant entitles the holder to purchase one share of Common Stock of the Company at $0.20 expiring on September 6, 2002. As at September 30, 2001, these units had not been issued.

     (b)  Stock options reserved:

     The Company reserved 3,200,000 common shares pursuant to the 1999 stock option plan and authorized an additional 5,425,000 common shares on August 22, 2001. The Company's Board of Directors has discretion to set the price, term, vesting schedules, and other terms and conditions for options granted under the plan, subject to the requirements of any stock exchange on which the Company's shares are listed.

     (c)  Stock options granted:

     On August 22, 2001, the Company granted
     2,375,000 stock options to non-employees at an exercise price of $0.10 per share. The options vest immediately and expire on August 22, 2004.
     No options have been exercised during the quarter and the number of options outstanding at September 30, 2001 is 5,500,000 (December
     31, 2000 - 3,125,000).

     (d)  Stock options re-priced:

     On August 22, 2001, the Company re-priced
     3,125,000 stock options from $0.45 to $0.10.  A
     compensatory amount of $63,587 was recognized that reflected the increase in the fair value of the options, all of which were granted to non-employees and had vested, due to the re-pricing.

                              22

                 ELECTRONIC IDENTIFICATION, INC.
                (A Development Stage Enterprise)

                  NOTES TO FINANCIAL STATEMENTS
                           (Unaudited)
              (Expressed in United States dollars)

          Nine months ended September 30, 2001 and 2000


5.   Contingencies:

     The Company has determined that it is not possible at this time to predict the final outcome of the following legal contingencies. The Company has accrued its best estimate of potential damages that may be awarded pursuant to these legal contingencies. Any adjustment to that amount will be recorded in the period determinable.

    (a)  Chemoco NV ("Chemoco"):
         During 1997, the Company contracted with Chemoco to provide services to the Company. As advance consideration of the services to be provided by Chemoco, individuals related to the Company transferred 155,556 Common Stock of the
         Company to Chemoco. It is the Company's belief that Chemoco did not fulfill its obligations for the services to be provided and as a result, the transfer of Common Stock from individuals related to the Company to Chemoco was canceled. On September 15, 1999, Chemoco commenced an action against the Company and a former officer of the Company claiming for the delivery of 700,000 shares of the Company, or in the alternative, damages for the Company not delivering the said shares to the Plaintiff.
         Since the commencement of the action and the filing of the Statement of Defense in November
         1999, the solicitors for the Plaintiff have filed a Notice of Intention to withdraw as solicitors in this matter. The outcome of this claim is unknown. It is management's belief that any claim that may arise from this situation is without merit.

    (b)  Former director claim:
         On June 29, 1999, a former director of the Company commenced an action against the Company claiming, inter alia, for a declaration that he was entitled to 100,000 warrants of the Company exercisable at $0.375 per share and a further declaration that he was entitled to 600,000 warrants exercisable at $0.25 per share which were issued and subsequently cancelled. The claim also includes damages for breach of contract and interest with costs. The Company has filed a defense denying any claims of the former director in and to the warrants alleged.
         To date, no further activity has been commenced and the outcome is unknown.

                              23

                 ELECTRONIC IDENTIFICATION, INC.
                (A Development Stage Enterprise)

                  NOTES TO FINANCIAL STATEMENTS
                           (Unaudited)
              (Expressed in United States dollars)

          Nine months ended September 30, 2001 and 2000


6.   Prior period adjustments:

     The Company's financial statements as of September
     30, 2000, have been restated to adjust the previously reported accounting treatment of the acquisition of Girne Acquisition Corporation
     ("Girne"), and to recognize interest expense on shares issued for services in that period.
     On March 1, 2000, the Company acquired, through a reorganization agreement, Girne, a corporation organized and existing under the laws of the State of Delaware. At that date, Girne was an inactive shell company. Under the terms and conditions of the reorganization agreement, each issued and outstanding share of Common Stock of Girne was exchanged pro rata for an aggregate of 1,000 shares of voting Common Stock of the Company at $0.001 par value per share. As a result, the Company issued 300,000 shares of Common Stock for the acquisition of Girne. Immediately after the transaction, the former shareholders of the Company controlled the combined entity. Pursuant to the reorganization agreement, the Company was the surviving corporation and was continued under its present name as a corporation in the State of Nevada.

     As reported in the financial statements for the period ended September 30, 2000, the Girne transaction was accounted for as an investment.
     In these financial statements, the acquisition has been accounted for as an issuance of common shares by the Company for the nominal net monetary assets of Girne. This accounting is consistent with that applied in the Company's financial statements for the year ended December 31, 2000. In addition, interest expense has now been recognized for the settlement of expenses with Common Stock at a value below market value. As a result, certain of the comparative figures presented for the nine month period ended September 30, 2001 have been restated to conform to the 2001 presentation.

     The effect of the restatements are as follows:

     Balance sheet as of September 30, 2000:

                                                    As previously
                                                       reported         As restated
                                                     -----------       -----------
Cash                                                    $  1,350          $  1,335
Accounts receivable                                        4,354             4,367
Acquisition - Girne Corporation                          576,676                 -
Fixed assets                                              45,635            48,496
Patents                                                   11,324             8,492
Accounts payable and accrued liabilities                 308,631           272,797
Due to director                                                -            41,110
Due to stockholder                                       201,308           179,258
Long-term debt                                           114,796           140,000
Common stock                                              17,463            18,994
Additional paid-in capital                            12,288,999        13,064,540
Foreign exchange loss                                     68,895                 -
Deficit accumulated during the development stage    (12,360,405)      (13,653,666)
                                                   =============     =============


                               24

                 ELECTRONIC IDENTIFICATION, INC.
                (A Development Stage Enterprise)

                  Notes to Financial Statements
                           (Unaudited)
              (Expressed in United States dollars)

          Nine months ended September 30, 2001 and 2000


6.   Prior period adjustments (continued):
  Statement  of  operations  for  the  period  ended
  September 30, 2000:

                                     As previously
                                        reported         As restated
                                     -------------      -------------
General and administration              $  255,273         $  723,201
Sales and marketing                        237,344            669,593
Research and development                         -              3,885
Interest on long-term debt                       -          1,249,667
Depreciation and amortization                    -             12,661
Loss for the period                        492,617          2,659,007
                                     =============      =============


                                       25

                         ELECTRONIC IDENTIFICATION, INC.
                        (A Development Stage Enterprise)

                GENERAL AND ADMINISTRATIVE, SALES AND MARKETING,
                 AND RESEARCH AND DEVELOPMENT EXPENSES SCHEDULES
                                   (Unaudited)
                      (Expressed in United States dollars)

                                                                         Period from
                                                                        inception on
                                                 Nine months            May 14, 1992
                                               ended Sept. 30,               to
                                         --------------------------       Sept. 30,
                                            2001            2000            2001
                                         -----------     ----------     -------------
                                                         (Restated -
                                                           note 6)
General and administrative:
  Administrative fees                       $  1,282      $  12,684       $  64,365
  Bad debts                                        -              -          75,778
  Bank charges and interest                      309          1,079          45,795
  Consulting and contract services
  (including stock based compensation of
  $147,358 (September 30, 2000 - nil))       488,031        489,191       2,105,823
  Legal and professional                      73,409        175,183       1,023,369
  Office                                      11,749          9,223         160,555
  Rent                                         7,304          7,601         140,884
  Salaries and benefits                            -              -         766,458
  Stock administration                         4,873          3,765          37,127
  Telephone                                    1,917          2,646          56,497
  Travel and accommodation                     1,879          8,012         297,822
  Foreign exchange (gain) loss              (21,377)         13,817          70,401
                                        ------------     ----------   -------------
                                          $  569,376     $  723,201    $  4,844,874
                                        ============    ===========   =============
Sales and marketing:
  Advertising                                   $  -           $  -       $  16,749
  Consulting and contract services           630,425        234,414       2,247,223
  Entertainment and promotion                  4,677          2,262         159,387
  Investor relations                           2,408              -         387,487
  Office                                         132            104          78,395
  Rent                                             -              -         137,318
  Salaries and benefits                            -              -         291,342
  Telephone and Internet                         879              -          23,386
  Travel and accommodation                     6,981            506         371,600
                                        ------------    -----------   -------------
                                          $  645,502     $  669,593    $  3,712,887
                                        ============    ===========   =============

Research and development:
  Acquired in-process research and
   development                                  $  -       $  2,299      $  340,108
  Consulting and contract services            27,152              -         224,961
  Office                                           -              -         101,373
  Salaries and benefits                            -              -         727,739
  Supplies                                         -            990         183,615
  Travel and accommodation                         -            596          50,838
                                       -------------    -----------   -------------
                                          $   27,152       $  3,885    $  1,628,634
                                       =============    ===========   =============


                                  26

Advanced Biometrics, Inc. Unaudited Financial Statements For The
Period Ended December 31, 2001:



                     ADVANCED BIOMETRICS, INC.
               Unaudited Consolidated Balance Sheets

                              December 31,   September 30,   June 30,
                                  2001           2001          2001

           ASSETS
Cash                              1,741          1,212        189,685
Accounts receivable, net                                      297,955
Inventories                                                   981,828
Other current assets             20,286         80,798        142,959
                             -----------------------------------------
   Total current assets          22,027         82,010      1,612,427
                             -----------------------------------------

Leasehold improvements          114,742        114,742        114,742
Manufacturing equipment               -              -      2,696,616
Lab equipment                    39,774         39,774         39,774
Furnishings                     134,101        134,101        134,101
                             -----------------------------------------
   Total capital equipment      288,617        288,617      2,985,233
   Less accumulated
    depreciation               (183,665)       (77,065)    (2,321,713)
                             -----------------------------------------
   Net capital equipment        104,952        211,552        663,520
                             -----------------------------------------

Other assets                          -              -          2,000
                             -----------------------------------------

                                126,979        293,562      2,277,947
                             =========================================



         LIABILITIES
Accounts payable and accrued    962,036        585,221        523,933
Payroll related obligations     479,676        220,105        274,615
Income taxes payable                  -              -              -
Bank loan                             -              -        830,000
Loans from shareholders       1,083,768        600,225        100,000
Current portion of
 non-current debt                     -              -         21,209
                             -----------------------------------------
   Total current liabilities  2,525,480      1,405,551      1,749,757
                             -----------------------------------------

12% convertible debt due
 January 1, 2004              2,240,000      2,240,000      2,125,000
                             -----------------------------------------
     Total liabilities        4,765,480      3,645,551      3,874,757
                             -----------------------------------------

    STOCKHOLDERS' EQUITY
Preferred stock                       -              -              -
Common stock                  6,437,992      6,883,342      5,493,234
Notes receivable secured
 by stock                                     (437,500)      (437,500)
Accumulated losses          (11,076,493)    (9,797,831)    (6,652,544)
                            ------------------------------------------
                             (4,638,501)    (3,351,989)    (1,596,810)
                            ------------------------------------------


                                126,979        293,562      2,277,947
                            ==========================================

                 See Notes to Financial Statements.

                                 27

                     ADVANCED BIOMETRICS, INC.
          Unaudited Consolidated Statements of Operations

                                     Three Months     Three Months    Fiscal Year
                                         Ended            Ended          Ended
                                      December 31,    September 30,     June 30,
                                          2001             2001           2001

Revenue                                                    4,300        1,921,935

Cost of goods sold                                                      1,577,147
                                      --------------------------------------------

 Gross profit                                   -          4,300          344,788
                                      --------------------------------------------


Research and development expenses         277,392        387,102        1,958,698
Selling, general and administration       925,900        714,206        3,344,864
                                      --------------------------------------------
 Total operating expenses               1,203,292      1,101,308        5,303,562
                                      --------------------------------------------

 Loss from operations                  (1,203,292)    (1,097,008)      (4,958,774)
                                      --------------------------------------------

Loss on sale of Carlson subsidiary                       744,140
Other expense                              70,262         66,607           60,088
                                      --------------------------------------------
 Total non-operating expense               70,262        810,747           60,088
                                      --------------------------------------------

 Net loss                              (1,273,554)    (1,907,755)      (5,018,862)
                                      ============================================


                 See Notes to Financial Statements.

                               28

                    ADVANCED BIOMETRICS, INC.
                  Notes to Financial Statements

1.The financial statements presented have been compiled by Company management and have not been either audited or reviewed by independent accountants. However, such information reflects all known adjustments which are, in the opinion of management, necessary to properly reflect the results of the interim period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

2.The financial statements include the Company and its subsidiaries, Advanced Biometric Security, Inc., DigiKnox, Inc., and for the fiscal year ended June 30, 2001 only, Carlson Formetec, Inc. Early in July, Carlson was sold to an outside purchaser for cash and assumed debt. Revenue and gross profit in the complete fiscal year were almost exclusively generated by Carlson. All material intercompany transactions and balances have been eliminated on consolidation.

3.Depreciation is provided over the estimated useful lives of the fixed assets, typically 3 to 7 years, primarily on a straight-line basis. During December 2001, the remaining balance of leasehold improvements was fully depreciated, reflecting the end of our office lease; occupancy is on a month-to-month basis.

4.The Company has authorized 20,000,000 shares of Preferred
  Stock; none has been issued. The Company has authorized 140,000,000 shares of Common Stock. At June 30, 2001, 41,908,326 shares were issued and outstanding; at September 30, 2001, 41,976,018 shares were issued and outstanding. At December 31, 2001, there were 33,803,268 shares outstanding, reflecting the first part of the capital restructuring described below.

5.The Company has outstanding options and warrants to purchase 6,286,775 shares of Common Stock at prices ranging from $0.01 to $4.00 per share. As of December 31, 2001,
  15,000 warrants and 15,000 options have been exercised.

6.Subsequent to December 31, 2001, the Company entered an agreement to merge into a small publicly traded company, subject to approval by the shareholders of both companies. This transaction would involve an exchange of Company shares for a lesser number of shares in the public company; the exact exchange ratio is not yet known but the intent of the offer is that current ABI shareholders will own 80% of the fully diluted shares in the combined entity after consummation of the transaction.

  Prior to consummation of the proposed transaction there will be a restructuring of the Company's capital position resulting in elimination of approximately 1,200,000 shares of Common Stock, together with 9,800,000 options. There will also be a conversion of the convertible debt and accrued interest and most of the shareholder loans and accrued interest to Common Stock at a price of $0.65 per share. The restructuring has also retired notes due to the Company from certain shareholders in exchange for the 7,000,000 shares securing these notes. This restructuring will affect only seven shareholders and will result in a net improvement for all other shareholders not affected.

7.The Company has not been able to raise sufficient new capital to support its business plan. It has gone deeply into debt and currently has a substantial negative net worth. Critical cash needs have been met by loans from four shareholders. Without a significant infusion of new capital in the immediate future, the Company's ability to continue as a going concern is in serious doubt.

                                29

Vote Required for Approval

The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by Proxy at the Special Meeting and entitled to vote is required to approve the adoption of the resolution authorizing the Share Exchange.

OUR BOARD OF DIRECTORS BELIEVES THAT THE SHARE EXCHANGE IS IN THE BEST INTERESTS OF THE COMPANY AND OUR STOCKHOLDERS. THE BOARD OF
    DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE RESOLUTION AUTHORIZING THE SHARE EXCHANGE

                          OTHER MATTERS

The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

               WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the Sec at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              By:
                                  Terry Kirby, President

                              30

                           EXHIBIT A

        AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


        Amended and Restated Certificate of Incorporation
                               of
                 Electronic Identification, Inc.

Electronic Identification, Inc., a corporation organized under the laws of the State of Nevada on April 20, 1999, hereby amends and restates its Certificate of Incorporation pursuant to the provisions of Nevada Revised Statutes Sections 78.385, 78.390 and 78.403.1.

The Certificate of Incorporation of the Corporation is hereby amended and restated as follows:

Article One:   The name of this Corporation is:

                 Electronic Identification, Inc.

Article Two:   The principal office in the State of Nevada is  to
  be located at:

                 777 N. Rainbow Blvd., Suite 390
                     Las Vegas, Nevada 89107

  This Corporation may also maintain an office or offices at such other places within or outside the State of Nevada, as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Nevada, the same as in the State of Nevada.

Article Three:      This Corporation may transact all lawful
  business, within or without the State of Nevada, for which corporations may be incorporated pursuant to the General Corporation Laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Nevada.

Article Four: This Corporation is authorized to issue two classes of capital stock, referred to as Common Stock and Preferred Stock, each with par value of $0.001 per share. This Corporation shall be authorized to issue a maximum of 250,000,000 (two hundred fifty million) shares of Common Stock, and a maximum of 25,000,000 (twenty-five million) shares of Preferred Stock.

  The holders of stock designated "Common Stock" are entitled to one (1) vote for each share held. The Board of Directors may issue the Common Stock from time-to-time.

  The Board of Directors is hereby authorized to provide for the issuance of Preferred Stock in one or more series, and may determine and state the designations, preferences, limitations, terms, and rights associated with each series of Preferred Stock, without additional shareholder approval.

Article Five:   No Director or Officer of this Corporation shall
  be liable to this Corporation or its stockholders for any breach of fiduciary duty as Officer or Director of this Corporation. This provision shall not affect liability for acts or omissions which involve intentional misconduct, fraud, a knowing violation of law, or the payment of dividends in violation of NRS 78.300.

                            A-1

  All expenses incurred by Officers or Directors in defending a civil or criminal action, suit, or proceeding, must be paid by this Corporation as they are incurred in advance of a final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of a Director or Officer to repay the amount if it is ultimately determined by a court of competent jurisdiction, that he or she did not act in good faith, and in the manner he or she reasonably believed to be or not opposed to the best interests of this Corporation.

  The members of the governing Board shall be styled Directors, and the number of Directors shall not be less than one (1) pursuant to the terms of NRS 78.115. The number of Directors of this Corporation may from time to time be increased or decreased as set forth hereinabove by an amendment to the By-Laws in that regard, and without the necessity of amending these Articles of Incorporation.

Article Six:   The capital stock of this Corporation, after the
  amount of the subscription price has been paid in cash or in kind, shall be and remain non-assessable and shall not be subject to assessment to pay debts of this Corporation.

Article Seven: This Corporation shall have perpetual existence.

Article Eight: No holder of any shares of this Corporation shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of this Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares.

Article Nine: Cumulative voting shall not be allowed in the election of directors or for any other purpose.

Article Ten: This Corporation shall not be governed by the provisions of NRS 78.411 to 78.444, inclusive.

The foregoing amendment and restatement of the Certificate of Incorporation was duly adopted by stockholders representing a majority of the outstanding shares of the Corporation entitled to vote thereon pursuant to shareholder action taken in lieu of a shareholder meeting, as authorized under Nevada Revised Statutes
Section 78.320.2

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of May, 2002.

                              ELECTRONIC IDENTIFICATION, INC.


                              By:
                                 Terry Kirby, President

                              A-2


                            EXHIBIT B

              AGREEMENT AND PLAN OF SHARE EXCHANGE
                       AND ADDENDUM NO. 1


              AGREEMENT AND PLAN OF SHARE EXCHANGE


     THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (this "Agreement") effective as of February 7, 2002 is entered into by and between ADVANCED BIOMETRICS, INC., a corporation organized under the laws of the State of Washington ("ABI"), whose principal place of business is located at 2722 East Main Avenue, Puyallup, Washington 98372, all of the shareholders of ABI as listed on Exhibit A hereto, and ELECTRONIC IDENTIFICATION, INC., a corporation organized under the laws of the State of Nevada ("EISQ"), whose principal place of business is located at 1200 West Pender Street, Suite 411, Vancouver, British Columbia, Canada V6E 2S9.

     In consideration of the mutual benefits to be derived and the representations and warranties, conditions, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Exchange of Shares

  1.1 Tender and Exchange. Subject to the terms and conditions of this Agreement, at the Closing to be held as provided in Section 2 below, ABI shall cause the ABI Shares (defined below) to be tendered to EISQ in exchange for the EISQ Shares (defined below). The ABI Shares shall be free and clear of all encumbrances other than restrictions imposed by applicable federal and state securities laws.

  1.2 Transaction. All outstanding shares of common stock of ABI, consisting of 45,873,713 shares on a fully diluted basis-1 (the "ABI Shares"), shall be surrendered in exchange for [___________ Million (such number as equals 80% of the total outstanding)] shares (and share equivalents) of the common capital stock of EISQ (the "EISQ Shares"). Accordingly, each outstanding share of common stock of ABI shall be surrendered in exchange for _______ share of fully paid and non-assessable common stock of EISQ, par value $.001 per share (the "Exchange Ratio"), provided, however, that no fractional shares of EISQ common stock shall be issued. Fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of common shares. The EISQ Shares shall constitute eighty percent (80%) of all of the issued and outstanding common stock of EISQ as of the Closing Date, on a fully diluted basis-2, following the reverse stock split referenced in Section 3.1 hereof. The EISQ Shares shall be free and clear of all Encumbrances other than restrictions imposed by applicable federal and state securities laws. The EISQ Shares shall be issued and delivered as set forth in Exhibit "A" hereto. A post-share exchange capitalization table is attached hereto as Exhibit "B."

_____________________________

1 Fully diluted basis shall mean the total number of issued and outstanding shares of ABI after inclusion of all outstanding warrants, options, convertible debt, and any other rights to acquire stock of ABI, whether or not such rights have become fully vested or have been exercised as of the Closing Date.

2 Fully diluted basis shall mean the total number of issued and outstanding shares of EISQ after inclusion of all outstanding warrants, options, convertible debt, and any other rights to acquire stock of EISQ, whether or not such rights have become fully vested or have been exercised as of the Closing Date.

   1.3 Outstanding Options and Warrants. All options, warrants and convertible debt of ABI which are outstanding immediately prior to the Closing shall be converted, at the Exchange Ratio, into outstanding options, warrants or convertible debt, as the case may be, of EISQ, subject to their respective terms and provisions, and with appropriate adjustments in the option price, exercise price or conversion price, as the case may be. All outstanding options, warrants and convertible debt of ABI are set forth on Schedule 1.3 attached hereto.

2. The Closing.

   2.1 Place and Time. The closing of the instant transaction (the "Closing") shall take place at the offices of Chapman & Flanagan, Ltd. located at 777 N. Rainbow Boulevard, Suite 390, Las Vegas, Nevada no later than the close of business (Pacific Daylight Time) on March _____, 2002 (the "Closing Date") or at such other place, date and time as the parties may agree in writing.

   2.2 Deliveries by EISQ. At the Closing, EISQ shall deliver the following to ABI:

        a. Certificates representing the EISQ Shares as contemplated by Section 1.2, issued and registered in accordance with Exhibit "A" hereto without any legend or other reference to any Encumbrance other than those required by federal and or state securities law. ABI shall be responsible for payment to the transfer agent for the fees associated with the issuance of the certificates.

        b. The documents contemplated by Section 3 and evidencing satisfaction of the conditions precedent enumerated therein.

        c.   The resignations of the officers and directors of EISQ.

        d. Certificate of Amendment of the Articles of Incorporation, or Restated Articles of Incorporation of EISQ, which include a change in the name of EISQ to "ADVANCED BIOMETRIC TECHNOLOGIES CORPORATION."

        e. All other documents, instruments and writings required by this Agreement to be delivered by EISQ at the Closing and any other documents or records relating to EISQ's business reasonably requested by ABI in connection with this Agreement.

   2.3 Deliveries by ABI. At the Closing, ABI shall deliver the following to EISQ.

        a.   A certificate representing the ABI Shares as contemplated by
             Section 1 hereof, registered in the name of EISQ and containing such legends or restrictions on transfer as required by federal and/or state securities laws and as required by Section _____ hereof.

        b.   The documents contemplated by Section 4.

        c. All other documents, instruments and writings required by this Agreement to be delivered by ABI at the Closing and any other documents or records relating to ABI's business reasonably requested by EISQ in connection with this Agreement.

   2.4 Escrow Agent. Chapman & Flanagan, Ltd. shall serve as the Escrow Agent for purposes of closing this share exchange transaction. All shares that are to be exchanged as part of this Agreement shall be given to the Escrow Agent. At the Closing, assuming that all obligations of each party have been fulfilled, the Escrow Agent shall complete the transfer of all property in his possession in accordance with the terms of this Agreement.

3. Conditions to ABI's Obligations.

    The obligations of ABI to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by ABI:

3.1 Reverse Stock Split. Prior to the Closing, EISQ shall have effected a reverse stock split of 1:8 such that every eight (8) shares of common stock issued and outstanding immediately prior to the reverse split shall be changed into and constitute one (1) share of fully paid and nonassessable common stock of EISQ.

3.2 Convertible Debt, Warrants and Options. All outstanding convertible debt, options and warrants to acquire shares of EISQ's stock, which are not being converted, exercised or cancelled prior to the Closing Date, shall have been: (a) adjusted and changed to account for and reflect the 1:8 reverse stock split set forth in Section 3.1 above; and (b) disclosed to ABI and set forth in Section 3.2 of the EISQ Disclosure Letter (Exhibit C), including all terms and conditions for conversion of the debt or the exercise of such options or warrants by the holder thereof and the adjusted conversion or exercise price, and all documentation pertaining to the grant or issuance of said convertible debt, options and/or warrants shall have been delivered to ABI.

3.3 Resolution of Pending Litigation. Prior to the Closing, all existing and pending litigation claims against EISQ, any of its predecessor entities, subsidiaries, and/or any of its officers or directors, shall have been settled or otherwise resolved (e.g., dismissal with prejudice) to the satisfaction of ABI and removed from EISQ's Financial Statements, except for the following two claims: (a) Chemoco NV v. RFID Systems Corp. and Patrick O'Hearn, SCBC Vancouver Registry Action No. C994776, commenced on September 15, 1999; and (b) Gordon Bell v. RFID Systems Corp. and Electronic Identification, Inc., Action No. C993350, commenced on June 29, 1999.

3.4 Amendment of Corporate Charter. Prior to the Closing, EISQ shall have amended and restated its Articles of Incorporation to eliminate Article XII regarding the limitation on voting rights, increase its authorized capital stock, and change the name of the corporation to "Advanced Biometric Technologies Corporation."

3.5 Termination of Lease Obligation. EISQ's lease agreement with its landlord and EISQ's monthly lease obligation thereunder in the approximate amount of $15,275 shall have been terminated prior to the Closing on terms satisfactory to ABI in its sole discretion.

3.6 Due Diligence Investigation. ABI shall have completed, to its satisfaction, its due diligence investigation and review of the business, assets, liabilities, properties, material contracts and financial condition of EISQ, and the results of such investigation shall be satisfactory to ABI its sole discretion.

3.7 Board and Shareholder Approval. The Board of Directors and the shareholders of EISQ, if required, shall have approved and agreed to the EISQ share exchange with ABI and the terms of this

    Agreement, and the Board of Directors and shareholders representing at least sixty-six and two thirds percent (66.6%) of the outstanding stock of ABI shall have voted to approve this Agreement and Plan of Share Exchange.

3.8 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits ABI's acquisition of the EISQ Shares, or that will require any divestiture as a result of ABI's acquisition of the EISQ Shares, or that will require all or any part of the business of EISQ or ABI to be held separate, and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on ABI or EISQ if this Agreement is consummated shall be pending.

3.9 Representations, Warranties and Agreements. The representations and warranties of EISQ set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time; (b) EISQ shall have performed, and complied in all material respects with the agreements contained in this Agreement required to be performed by it and complied with at or prior to the Closing; and (c) ABI shall have received a certificate to that effect signed by an authorized officer of EISQ.

3.10 Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental
    Bodies necessary for the consummation of ABI's acquisition of the EISQ Shares shall have been obtained and shall be in full force and effect.

3.11 Legal Opinion. ABI shall have received an opinion from appropriate legal counsel to EISQ dated as of the Closing Date, to the effect that: (a) EISQ is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authority to own, lease and operate its properties, and corporate power to carry on its business as now being conducted; (b) EISQ has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement constitutes the valid and legally binding obligation of EISQ, enforceable in accordance with its terms and conditions; (c) other than (i) the filing of Form 8-K with the U.S. Securities and Exchange Commission ("SEC"), (ii) the filing of Schedule 14A Preliminary and Definitive Proxy Statement with the SEC, (iii) the filing of Form D with the SEC and all applicable state blue sky filings relating to the private placement offering set forth in Section
    3.12 below, no notice to or filing with, and no authorization, consent or approval of, any government or governmental agency is needed or required to be obtained in order to consummate the transactions contemplated by this Agreement; (d) the entire authorized capital stock of EISQ consists of 70,000,000 shares of common stock, $.001 par value per share, of which __________ shares are issued and outstanding, and 5,000,000 shares of preferred stock, $.001 par value per share, none of which have been issued; (e) all of the outstanding shares of EISQ are duly and validly issued, fully paid and non-assessable, and the issuance of such shares has complied with all applicable Federal and State securities laws and the regulations promulgated thereunder; (f) other than as set forth and disclosed in Section
    5.4 of the EISQ Disclosure Letter (Exhibit C), there are no outstanding or authorized options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights, or other agreements or commitments to which EISQ is a party or which are binding upon EISQ providing for the issuance, disposition or acquisition of any of the capital stock of EISQ; (g) there are no voting trusts, proxies, or any other agreements or understandings with respect to the voting of the capital stock of EISQ; (h) subject to exception, EISQ is duly qualified and in good standing as a domestic corporation and is authorized to do business in all states or other jurisdictions in which such qualification or authorization is necessary, and there has not been any claim by any other state or jurisdiction to the effect that EISQ is required to qualify or otherwise be authorized to do business as a foreign corporation therein; (i) all persons who have executed or will execute this Agreement on behalf of EISQ or its shareholders have been duly authorized to do so; and (j) to the best knowledge of such counsel there is no action, suit or proceeding and no investigation by any governmental agency pending or threatened against EISQ or the assets or business of EISQ that could have a material adverse effect on the business, assets or financial condition of EISQ.


3.12 Interim Financing.  Prior to the reverse stock split
    referenced in Section 3.1 hereof, EISQ shall have raised through a private placement offering of up to two million (2,000,000) shares of its common stock at a price of $0.10 per share, the sum
    of Two Hundred Thousand Dollars (USD $200,000).    The shares
    that are the subject of said offering shall include demand registration rights and shall be included in the registration statement contemplated under Section 13 but shall not be subject to the lock-up provision set forth in Section 13.2. ABI shall be entitled to advance approval of the offering documents, which approval shall not be unreasonably withheld and which shall be deemed approved if not objected to within 3 business days of receipt. The proceeds of said offering shall be used: (a) first, to satisfy in full all reasonable accounting fees then owing to KPMG LLP, including fees incurred for the preparation and filing of all delinquent Federal Corporate Tax Returns with the Internal Revenue Service for 2000, and all delinquent Canadian Corporate Tax Returns with Revenue Canada for 1995 through 2000, which fees shall be itemized in Section 3.12 of the EISQ Disclosure Letter (Exhibit C); (b) second, payment of all tax obligations and liabilities, including interest and penalties, due to any taxing authority or authorities with respect to any such returns; and
    (c) third, to any other outstanding accounts payable of EISQ.

3.13 Additional Financing. Subsequent to the reverse stock split referenced in Section 3.1 hereof but prior to Closing, EISQ shall have raised through a private placement offering of its common stock at a price not less than $0.80 per share, a minimum of One Million Five Hundred Thousand Dollars (USD $1,500,000) in net proceeds. The shares that are the subject of said offering shall include demand registration rights and shall be included in the registration statement contemplated under Section 13 but shall not be subject to the lock-up provision set forth in Section
    13.2. ABI shall be entitled to advance approval of the offering documents, which approval shall not be unreasonably withheld and which shall be deemed approved if not objected to within 3 business days of receipt. All of the proceeds from said offering shall be placed in escrow with Chapman & Flanagan, Ltd., as escrow agent, pending Closing, and shall be subject to the terms and conditions of the escrow agreement to be agreed upon by EISQ and ABI prior to Closing. On or immediately following Closing of the share exchange transaction and subject to the provisions of
    Section 3.14 below: (a) up to USD $614,000 of said offering proceeds shall, pursuant to the escrow agreement, be disbursed and used to satisfy all outstanding accounts payable of EISQ, including any accounting fees then owing to KPMG LLP; and (b) the balance of said offering proceeds shall be released from escrow to the post-share exchange EISQ entity. All shares of common stock of EISQ issued by EISQ in connection with the offerings pursuant to Sections 3.12 and 3.13 of this Agreement and the conversion of debt pursuant to Section 3.14 hereof, shall be counted and included as part of the twenty percent (20%) of issued and outstanding EISQ shares to be owned by the current shareholders of EISQ following consummation of the share exchange transaction.

3.14 Conversion of Debt. In full satisfaction of certain accounts payable to St. George Capital Corporation, Terry Kirby, Firoz Jinnah, Daniel Louko and Stuart Brazier (collectively, the "Converted Creditors") in the aggregate amount of Four Hundred Thirty-Six Thousand Five Hundred Dollars (USD $436,500), for amounts owing by EISQ for accrued rent, management fees, consulting fees, director fees, loans to EISQ and accrued expenses, the Converted Creditors shall have agreed to and shall accept on or immediately following Closing, payment in cash of fifty percent (50%) of the amount owing to each of them respectively (i.e., an aggregate cash payment of $218,250), with the remaining 50% owing to be converted into common stock of EISQ at a conversion rate of $0.15 per share, for a total of 1,455,000 shares (calculated on a pre-reverse stock split basis) to be allocated on a pro rata basis among said Converted Creditors. Said shares: (a) shall have demand registration rights and shall be included in the registration statement contemplated under
    Section 13 but shall not be subject to the lock-up provision set forth in Section 13.2., (b)shall be subject to an option in favor of James C. Katzaroff (or his assigns) to acquire said shares at an option price equal to $0.20 per share on a pre-reverse stock split basis (or $1.60 on a post-reverse stock split basis) for a period up to and including ninety (90) days after the effective date of any registration statement covering such shares (the "Option Period"); and (c) shall be subject to a voting trust or agreement in favor of James C. Katzaroff (or his assigns) for the duration of the Option Period.

4. Conditions to EISQ's Obligations.

  The obligations of EISQ to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by EISQ:

  4.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits ABI's acquisition of the EISQ Shares or EISQ's receipt of the ABI Shares, or that will require any divestiture as a result of ABI's acquisition of the Shares or EISQ's acquisition of the ABI Shares, and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on ABI or EISQ if this Agreement is consummated shall be pending.

  4.2 Representations, Warranties and Agreements. (a) The representations and warranties of ABI set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) ABI shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing, and (c) EISQ shall have received a certificate to that effect signed by an authorized representative of ABI.

  4.3 Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of ABI's acquisition of the EISQ Shares and EISQ's acquisition of the ABI Shares shall have been obtained and shall be in full force and effect.

5. Representations and Warranties of EISQ

  EISQ represents and warrants to ABI that the statements contained in this Section 5 are correct and complete as of the date hereof, and will be correct and complete as of the Closing
  Date:

  5.1 Organization of EISQ; Authorization. EISQ is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of EISQ, and this Agreement constitutes a valid and binding obligation of EISQ, enforceable against it in accordance with its terms, subject to shareholder approval.

  5.2 Capitalization. The authorized capital stock of EISQ consists of 70,000,000 shares of common stock, $.001 par value per share, and 5,000,000 shares of preferred stock, $.001 par value per share. As of the date hereof, 25,847,614-3 of such common shares of EISQ are issued and outstanding, and no shares of preferred stock are issued and outstanding. As of the Closing Date, all of the issued and outstanding shares of common stock of EISQ are validly issued, fully paid and nonassessable.

  5.3 No Conflict as to EISQ. Neither the execution and delivery of this Agreement nor the consummation of the sale of the EISQ Shares to ABI will (a) violate any provision of the certificate of incorporation or by-laws of EISQ; or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which EISQ is a party; or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to EISQ.

  5.4 Ownership of EISQ Shares. The delivery of certificates to ABI provided in Section 2.2 and the delivery of certificates to EISQ as provided in Section 2.3 will result in ABI's immediate acquisition of record and beneficial ownership of [_________ (such number as equals 80% of the total outstanding shares)] Shares of the common capital stock of EISQ, free and clear of all Encumbrances subject to applicable State and Federal securities laws. The EISQ Shares constitute eighty percent (80%) of the issued and outstanding stock of EISQ as of the Closing Date, on a fully diluted basis following the reverse stock split referenced in Section 3.1 hereof.-4 Except as disclosed in Section 5.4 of the EISQ Disclosure Letter (Exhibit C), there are no outstanding options, warrants, rights, conversion rights, contracts, calls, puts, agreements or commitments of any kind relating to the issuance, sale, disposition, acquisition or transfer of any Equity Securities or other securities of EISQ, and there are no voting trusts, proxies, or any other agreements or understandings with respect to the voting of the capital stock of EISQ, except as required to be established pursuant to this Agreement.

_______________________________

3 This figure does not include the 5,550,000 outstanding options, the 771,000 outstanding warrants, the 1,455,000 shares to be issued upon conversion of the debt pursuant to Section 3.14, the 320,000 shares to be issued to Chapman & Flanagan, Ltd. for outstanding legal fees, or the potential 17,000,000 shares to be issued in the two offerings pursuant to Sections
 3.12 and 3.13 hereof, all as calculated on a pre-reverse stock split basis.

4 Fully diluted basis shall mean the total number of issued and outstanding shares of EISQ after inclusion of all outstanding warrants, options, convertible debt and any other rights to acquire stock of EISQ, whether or not such rights have become fully vested or have been exercised as of the Closing Date.

  5.5 No Conflict as to EISQ and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will:
       (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of EISQ or any of its Subsidiaries; (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of EISQ or any of its Subsidiaries under, any material agreement or commitment to which EISQ or any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of EISQ or any of its Subsidiaries is subject; or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to EISQ or any of its Subsidiaries.

  5.6 Consent and Approvals of Governmental Authorities. Except with respect to applicable State and Federal securities laws, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by EISQ or ABI or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by EISQ or the consummation of the acquisition of the EISQ Shares by ABI.

  5.7 Other Consents. No consent of any Person is required to be obtained by EISQ or ABI prior to the execution, delivery and performance of this Agreement or the consummation of the acquisition of the EISQ Shares to ABI, including, but not limited to, consents from parties to leases or other agreements or commitments.

  5.8 Financial Statements. EISQ has delivered to ABI consolidated balance sheets and statements of income of EISQ and its Subsidiaries as of and for the fiscal years ended December 31, 1999 and December 31, 2000, and balance sheets and statements of income and changes in financial position as of and for the interim nine-month period ended September 30, 2001 (collectively, the "Financial Statements"). Such EISQ Financial Statements and notes are true, correct, and complete in all material respects, prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods covered thereby, are consistent with the books and records of EISQ, and fairly present the consolidated financial condition and results of operations of EISQ and its Subsidiaries as at the respective dates thereof and for the periods therein.

  5.9 Title to Properties. EISQ or its Subsidiaries own all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the EISQ Financial Statements (except for property sold since the date of the EISQ Financial Statements in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by EISQ or any of its Subsidiaries since the date of the EISQ Financial Statements. All properties and assets reflected in the EISQ Financial Statements are free and clear of all Encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on the EISQ Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, and all of which are listed in the EISQ Disclosure Letter attached hereto as Exhibit "C"; and (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the EISQ Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, and all of which are listed in the EISQ Disclosure Letter (Exhibit
       C). The properties and assets of EISQ and its Subsidiaries include all rights, properties and other assets necessary to permit EISQ and its Subsidiaries to conduct EISQ's business in all material respects in the same manner as it is conducted on the date of this Agreement.

 5.10 Intellectual Property. Section 5.10 of the EISQ Disclosure Letter (Exhibit C) sets forth a complete list and brief description of each item of Intellectual Property owned or used by EISQ. EISQ owns or has adequate rights to use all Intellectual Property now or heretofore used in the conduct of its business, in each case free and clear of all liens, claims, pledges, encumbrances, charges or other restrictions. Each item of Intellectual Property owned or used by EISQ immediately prior to the Closing will be owned or available for use by EISQ on identical terms and conditions immediately subsequent to the Closing hereunder. EISQ has taken all reasonably necessary action to protect each item of Intellectual Property that it owns or uses. EISQ has not interfered with, infringed upon, misappropriated or otherwise violated any Intellectual Property rights of third parties, and no officer, director or employee of EISQ has received any charge, complaint, claim or notice alleging any such interference, infringement, misappropriation or violation.

  5.11 Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by EISQ or its Subsidiaries are, in all respects material to the business or financial condition of EISQ and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. EISQ has not received notification that it or any of its Subsidiaries is in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of its buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of EISQ and its Subsidiaries, or which would require a payment by EISQ or ABI or any of their subsidiaries, and which has not been cured.

  5.12 No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by EISQ or any of its Subsidiaries is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or other Person with or without payment of compensation therefor.

  5.13 Litigation. Except as disclosed in Section 5.13 of the EISQ Disclosure Letter (Exhibit C) and as referenced in Section 3.3 of this Agreement, there is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving EISQ or any of its Subsidiaries or predecessor entities. Neither EISQ nor any or its Subsidiaries is subject to any judgment, order or decree that has or is likely to have a material adverse effect on the business, assets, properties or financial condition of EISQ, ABI or any of their Subsidiaries.

  5.14 Absence of Certain Changes. Except as set forth in Section
       5.14 of the EISQ Disclosure Letter (Exhibit C), since the date of the EISQ Financial Statements, neither EISQ nor any of its Subsidiaries has:

     a. Suffered any damage to or destruction of any of its properties or assets (whether or not covered by insurance), which is materially adverse to the business, assets, properties or financial condition of EISQ and its Subsidiaries, taken as a whole, or made any disposition of any of its properties or assets other than in the ordinary course of business;

     b. Except as provided in Section 3.4 of this Agreement, made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

     c. Except as provided in Section 3.1 or Exhibit D of this Agreement, issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

     d.   Organized any new Subsidiary or acquired any Equity
          Securities of any Person, or any equity or ownership interest in any business, or entered into any agreement, written or oral, to acquire the same;

     e. Borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

     f. Paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise);

     g. Prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

     h. Cancelled any material debts or waived any material claims or rights;

     i. Disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

     j. Granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

     k. Purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except: (i) normal contracts or commitments, consistent with past practices, for the purchase of raw materials or supplies, made in the ordinary course business and not exceeding $2,000; (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business; and (iii) other contracts, commitments, purchases or sales made in the ordinary course of business and not exceeding $2,000 with respect to any such contract or agreement;

     l. Made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $2,000 in the aggregate;

     m. Written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

     n. Written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;

     o. Entered into any collective bargaining or union contract or agreement; or

     p. Incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of EISQ and its Subsidiaries taken as a whole.

5.15 No Material Adverse Change. Since the date of the EISQ Financial Statements or the period covered by and reflected in the due diligence package sent to ABI's counsel on January 18, 2002, there has not been any material adverse change in the business, assets, properties or financial condition of EISQ or any of its Subsidiaries.

5.16 Contracts and Commitments. All contracts, commitments and agreements to which EISQ is a party or by which any of its properties or assets is subject or bound, are set forth in
     Section 5.16 of the EISQ Disclosure Letter (Exhibit C). Copies of all such contracts and agreements shall be delivered to ABI prior to Closing, and all such contracts and agreements are in full force and effect in accordance with the terms thereof. Except as set forth in Section 5.16 of the EISQ Disclosure Letter, neither EISQ nor any of its Subsidiaries is a party to any:

     a. Contract or agreement involving any liability on the part of EISQ or one of its Subsidiaries of more than $10,000 and not cancelable by EISQ or the relevant
         Subsidiary (without liability to EISQ or such Subsidiary) within thirty (30) days;

     b. Personal property or equipment leases involving annual rental payments in excess of $10,000 and not cancelable by EISQ or the relevant Subsidiary (without liability to EISQ or such Subsidiary) within thirty (30) days;

     c. Employee bonus, stock option or stock purchase, performance unit, profit sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of EISQ or any of its Subsidiaries;

     d. Contract, agreement or commitment with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer; or

     e. Employment agreement or other similar agreement that contains any severance or termination pay, liabilities or obligations.

 All such contracts and agreements are in full force and effect. Neither EISQ nor any or its Subsidiaries is in breach of, in violation of or in default under, any agreement, instrument, indenture, deed of trust, commitment, contract or other obligation of any type to which EISQ or any of its Subsidiaries is a party or is or may be bound that relates to the business of EISQ or any of its Subsidiaries or to which any of the assets or properties of EISQ or any of its Subsidiaries is subject, the effect of which breach, violation or default will or is likely to materially and adversely affect the business, assets or financial condition of EISQ and its Subsidiaries, taken as a whole. ABI has not guaranteed or assumed and specifically does not guarantee or assume any obligations of EISQ or any of its Subsidiaries.

5.17 Labor Relations. Neither EISQ nor any of its Subsidiaries is a party to any collective bargaining agreement. (a) EISQ and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice; (b) there is no unfair labor practice complaint against EISQ or any of its Subsidiaries pending before the National Labor Relations Board; (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against EISQ or any of its Subsidiaries; (d) no representation question exists respecting the employees of EISQ or any of its Subsidiaries; (e) neither EISQ nor any of its Subsidiaries has experienced any strike, work stoppage or other labor difficulty; and (f) no collective bargaining agreement relating to employees of EISQ or any of its Subsidiaries is currently being negotiated.

5.18 Employee Benefit Plans. Section 5.18 of the EISQ Disclosure Letter (Exhibit C) contains a list of all employee pension and welfare benefit plans covering employees of EISQ and its Subsidiaries. No listed plan is (a) a multi-employer plan as defined in Section 3(37) of ERISA, or (b) a defined benefit plan as defined in Section 3(35) of ERISA, any listed individual account pension plan is duly qualified as tax exempt under the applicable sections of the Code, each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code, and the EISQ Disclosure Letter also lists all management incentive plans and all employment contracts or severance arrangements pertaining to one or more specific employees.

5.19 Compliance with Law. The operations of EISQ and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them. Neither EISQ nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. EISQ and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

5.20 Tax Matters.

     a. EISQ and each of its Subsidiaries (1) have filed, or prior to the Closing Date will have filed, all non-consolidated and non-combined Tax Returns and all consolidated or combined Tax Returns required to be filed through the date hereof and have paid any Tax due through the date hereof with respect to the time periods covered by such Tax Returns and shall timely pay any such Taxes required to be paid by it after the date hereof with respect to such Tax Returns; and (2) shall prepare and timely file all such Tax Returns required to be filed after the date hereof and through the Closing Date and pay all Taxes required to be paid by it with respect to the periods covered by such Tax Returns. All such Tax Returns filed pursuant to clause (2) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.

     b. All Tax Returns required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the activities, operations and transactions, of EISQ or any of its Subsidiaries for any taxable period have been timely filed, and the income, activities, operations and transactions of EISQ and Subsidiaries have been properly included and reflected thereon.

     c. Neither EISQ nor any of its subsidiaries has agreed, or is required, to make any adjustment (x) under Section 481(a) of the Code by reason of a change in accounting method or otherwise, or (y) pursuant to any provision of the Tax Reform Act of 1986, the Revenue Act of 1987 or the Technical and Miscellaneous Revenue Act of 1988.

     d. Neither EISQ nor any of its Subsidiaries or any predecessor or Affiliate of the foregoing has, at any time, filed a consent under Section 341(f)(1) of the Code, or agreed under Section 341(f)(3) of the Code, to have the provisions of Section 341(f)(2) of the Code apply to any sale of its stock.

     e. There is no (nor has there been any request for an) agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes attributable to EISQ or its Subsidiaries, or their assets or operations, and no power of attorney granted by EISQ or any of its Subsidiaries with respect to any Tax matter is currently in force.

     f. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in EISQ, pending or threatened against or with respect to any Tax attributable to EISQ, its Subsidiaries or their assets or operations.

     g. Except as set forth in the EISQ Disclosure Letter (Exhibit C), all amounts required to be withheld as of the Closing Date for Taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.

     h. No property of EISQ is "tax-exempt use property" within the meaning of Section 168(h) of the Code, nor property that EISQ and/or its Subsidiaries will be required to treat as being owned by another person pursuant to
         Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986.

     i. There have been delivered or made available to ABI true and complete copies of all income Tax Returns and any other Tax Returns requested by ABI as may be relevant to EISQ, its Subsidiaries, or their assets or operations for any and all periods ending after December 31, 1998, and for any Tax years which are subject to audit or investigation by any taxing authority or entity.

     j. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of EISQ or its Subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Section 280G or 162 of the Code.

5.21 Environmental Matters.

     a. At all times prior to the date hereof, EISQ and its Subsidiaries have complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to the

          Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business, assets, properties or financial condition of EISQ and its Subsidiaries, taken as a whole, or which would require a payment by EISQ or its Subsidiaries in excess of $2,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any Governmental Body.

      b. The environmental licenses, permits and authorizations that are material to the operations of EISQ and its Subsidiaries, taken as a whole, are in full force and effect.

      c. Neither EISQ nor any of its Subsidiaries has released or caused to be released on or about the properties currently owned or leased by EISQ or any of its Subsidiaries (the "Properties") any (i) pollutants,
          (ii) contaminants, (iii) "Hazardous Substances," as that term is defined in Section 101(14) of the Comprehensive Environmental Response Act, as amended or
          (iv) "Regulated Substances," as that term in defined in
          Section 9001 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, which would be required to be remediated by any governmental agency with jurisdiction over the Properties under the authority of laws, regulations and ordinances as in effect and currently interpreted on the date hereof, which remediation would have a material adverse effect on the business or financial condition of EISQ and its Subsidiaries, taken as a whole.

5.22 Absence of Certain Commercial Practices. Except as disclosed in Section 5.22 of the EISQ Disclosure Letter (Exhibit C), neither EISQ nor any of its Subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of EISQ or its Subsidiaries, which EISQ or one of its Subsidiaries knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and neither EISQ nor any of its Subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential shareholders in violation of any applicable law or regulation.

5.23 Transactions with Directors and Officers. Except as set forth in Section 5.23 of the EISQ Disclosure Letter (Exhibit
     C), EISQ and its Subsidiaries have not and do not engage in business with any Person in which any of EISQ's directors or officers has a material equity interest. No director or officer of EISQ owns any property, asset or right which is material to the business of EISQ and its Subsidiaries, taken as a whole.

5.24 Borrowing and Guarantees. Except as set forth in Section
     5.24 of the EISQ Disclosure Letter (Exhibit C), EISQ and its Subsidiaries (a) do not have any indebtedness for borrowed money, (b) are not lending or committed to lend any money, and (c) are not guarantors or sureties with respect to the obligations of any Person.

5.25 Completeness of Statements. No representation or warranty of EISQ herein or in the Exhibits hereto, and no written statement or certificate furnished or to be furnished by or on behalf of EISQ to ABI pursuant hereto or in connection with the transactions contemplated hereby, will contain on the Closing Date any untrue statement of a material fact or will omit to state a material fact necessary in light of the circumstances to make the statements contained herein or therein not misleading.

6. Representations and Warranties of ABI

ABI represents and warrants to EISQ that the statements contained in this Section 6 are correct and complete as of the date hereof and will be correct and complete as of the Closing Date:

6.1 Organization of ABI; Authorization. ABI is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of ABI, and this Agreement constitutes a valid and binding obligation of ABI, enforceable against it in accordance with its terms, subject to shareholder approval.

6.2 Capitalization. The authorized capital stock of ABI consists of 120,000,000 shares of common stock, no par value, and 20,000,000 shares of preferred stock, no par value. As of the date hereof, 39,275,171 shares of common stock of ABI are issued and outstanding, and no shares of preferred stock have been issued. No shares have been registered under state or federal securities laws. As of the Closing Date, all of the issued and outstanding shares of common stock of ABI are validly issued, fully paid and non-assessable.

6.3 Options, Warrants and Convertible Debt. There are outstanding 6,552,408 options and warrants to acquire common stock of ABI, and no convertible debt. Other than the foregoing, there are no other rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any securities of ABI.

6.4 No Contravention. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, will (a) violate any provision of the certificate of incorporation or by-laws of ABI, or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which ABI is a party, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to ABI.

6.5 Ownership of ABI Shares. The delivery of certificates to EISQ provided in Section 2.3 will result in EISQ's immediate acquisition of record and beneficial ownership of the ABI Shares, free and clear of all encumbrances other than as required by Federal and State securities laws. Nothing in this Agreement shall be deemed to be a representation or warranty as to the tradability of any of the ABI Shares under Federal or any States' securities laws.

6.6 Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by ABI in connection with the execution, delivery and performance of this Agreement by ABI or the consummation of the contemplated transaction.

6.7 Dissenting Shareholders. All notices and actions that are required to be given or taken by ABI with respect to the rights of any dissenting shareholders to the share exchange with EISQ have been or will be given or taken prior to the Closing.

6.8 Absence of Certain Commercial Practices. ABI has not paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of ABI, which ABI knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction thereof.

7.   Access and Reporting; Filings With Governmental Authorities;
     Other Covenants.

  7.1 Access between the date of this Agreement and the Closing Date. Each of EISQ and ABI shall (a) give to the other and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of EISQ or ABI, as the case may be, and to its books and records, (b) permit the other to make inspections thereof, and (c) cause its officers and its advisors to furnish the other with such financial and operating data and other information with respect to the business and properties of such party and its Subsidiaries and to discuss with such and its authorized representatives its affairs and those of its Subsidiaries, all as the other may from time to time reasonably request.

  7.2 Publicity. Between the date of this Agreement and the Closing Date, ABI and EISQ shall discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees) concerning the contemplated transaction, and no press release or other public announcement shall be made without the prior written approval of both parties.

  7.3 Regulatory Matters. EISQ and ABI shall (a) file with applicable regulatory authorities any applications and related documents required to be filed by them in order to consummate or complete the contemplated transaction, including, but not limited to, the execution and filing of any required Articles of Share Exchange with the Nevada Secretary of State and the Washington Secretary of State as soon as practicable after the Closing Date; and (b) cooperate with each other and take such other actions as they may reasonably request or as are necessary in connection with the foregoing.

  7.4 Confidentiality. Prior to the Closing Date (or at any time if the Closing does not occur) each of EISQ and ABI shall keep confidential and not disclose to any Person (other than their respective employees, attorneys, accountants and advisors on a "need-to-know" basis) or use (except in connection with the transactions contemplated hereby) all non-public information obtained pursuant to Section 7.1. Following the Closing, each of EISQ and ABI shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection. with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to the other. This Section 7.4 shall not be violated by disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it. If the Closing does not occur, each of EISQ and ABI shall return to the other, or destroy, all information it shall have received from the other in connection with this Agreement and the transactions contemplated hereby, together with any copies or summaries thereof or extracts therefrom. Each of EISQ and ABI shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Section 7.1 to comply with the provisions of this Section 7.4.

8.  Conduct of ABI's Business Prior to the Closing.

    8.1 Operation in Ordinary Course. Between the date of this Agreement and the Closing Date, ABI shall conduct its businesses in all material respects in the ordinary course.

    8.2 Business Organization. Between the date of this Agreement and the Closing Date, ABI shall (a) preserve substantially intact the business organization of ABI;
         and (b) preserve in all material respects the present business relationships and good will of ABI.

9.  Rights of Dissenting Shareholders.

  Any shareholder of ABI who has the right to dissent from this Agreement and Plan of Share Exchange as provided in RCW 23B.13.020, and who so dissents in accordance with the requirements of RCW 23B.13.200 through .280, shall be entitled, upon surrender of the certificate or certificates representing the shares with respect to which the shareholder has the right to dissent, to receive payment of the fair value of such shares as provided pursuant to RCW 23B.13.250 (the "Dissenting Shares"). Any Dissenting Shares shall not be entitled to exchange for shares of EISQ unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost, such holder's right to payment for such holder's common stock under the Washington Business Corporation Act.

10.  Definitions.

   As used in this Agreement, the following terms have the meanings specified or referred to in this Section 10.

   10.1 "Business Day" -- Any day that is not a Saturday or Sunday or a day on which banks located in the City of Seattle are authorized or required to be closed.

   10.2 "Code" -- The Internal Revenue Code of 1986, as amended.

   10.3 "Disclosure Letter" -- A letter dated the date of this Agreement, executed by EISQ, addressed and delivered to ABI, and containing information required by this Agreement and exceptions to the representations and warranties under this Agreement.

   10.4 "Encumbrances" -- any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, other than a restriction on transfer arising under Federal or state securities laws.

   10.5 "Equity Securities" -- See Rule 3a-11-l under the
        Securities Exchange Act of 1934.

   10.6 "ERISA"-- The Employee Retirement Income Security
        Act of 1974, as amended.

   10.7 "Governmental Body" -- Any domestic or foreign national, state or municipal or other local government or multi-national body (including, but not limited to, the European Economic Community), any subdivision, agency, commissioner authority thereof.

   10.8 "Intellectual Property" - All trademarks, service marks, trade dress, logos, trade names, corporate names and registrations and applications for registration thereof; copyrights and registrations, and applications for registration thereof; computer software, data and documentation; trade secrets and confidential business information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable, and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development, information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works; and other proprietary rights, and copies and tangible embodiments thereof, in whatever form or medium.

   10.9 "Knowledge" -- Actual knowledge, after reasonable investigation.

   10.10 "Person" -- Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization, other entity, or
        Governmental Body.

   10.11 "Subsidiary" -- With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.

11.  Termination.

     11.1 Termination. This Agreement may be terminated before the Closing occurs only as follows:

          a.   By written agreement of EISQ and ABI at any time.

          b. By ABI, by notice to EISQ at any time, if one or more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible, or if EISQ shall have breached any of its material covenants herein or shall have made a material misrepresentation herein.

          c. By EISQ, by notice to ABI at any time, if one or more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur or if satisfaction of such a condition is or becomes impossible, or if ABI shall have breached any of its material covenants herein or shall have made a material misrepresentation herein.

          d. By EISQ or ABI, by notice to the other at any time after May 1, 2002..

     11.2 Effect of Termination. If this Agreement is terminated pursuant to Section 11.1, this Agreement shall terminate without any liability or further obligation of any party to another except for the provisions of
          Section 7.4 hereof which shall survive termination of this Agreement.

12.  Remedies for Breach.

     12.1 Breach by EISQ. In the event of (a) any breach of any of the representations or warranties of EISQ set forth in herein; (b) any breach of any covenant or agreement made by EISQ under this Agreement; or (c) the arising of any obligation from an event that occurred, or circumstances that arose, prior to the Closing Date involving EISQ, not disclosed herein and accepted by ABI prior to the Closing Date, ABI or the shareholders of ABI listed on Exhibit A hereto, shall be entitled to indemnification from EISQ for all Losses (as hereafter defined) arising from such event (a "Cause Event").

     12.2 Breach by ABI. In the event of (a) any breach of any of the representations or warranties of ABI set forth in herein; (b) any breach of any covenant or agreement made by ABI under this Agreement; or (c) the arising of any obligation from an event that occurred, or circumstances that arose, prior to the Closing Date involving ABI, not disclosed herein and accepted by EISQ prior to the Closing Date, the current shareholders of EISQ shall be entitled to indemnification from ABI for all Losses (as hereafter defined) arising from such event (also a "Cause Event").

     12.3 "Losses" Defined. In this Agreement, the term "Losses" means and includes all losses, claims, liabilities, damages, judgments, liabilities, payments, obligations, costs and expenses (including, without limitation, any reasonable legal fees and costs and expenses incurred after the Closing Date in defense or in connection with any alleged or asserted liability, payment or obligation as to which indemnification may apply hereunder), regardless of whether or not any liability, payment, obligation or judgment is ultimately imposed and whether or not EISQ or ABI is made or becomes a party to an action, suit or proceeding in respect thereof, voluntarily or involuntarily.

     12.4 Survival of Provisions. All representations and warranties contained herein or made pursuant to this Agreement shall survive the Closing. All covenants and agreements of the parties contained in or made pursuant to this Agreement that are not waived by the party for whose benefit the covenant or agreement exists, shall survive the Closing so long as any claim is made in respect of such matters under any applicable statute of limitations.

13.  Registration Rights Following Closing.

     13.1 Demand Registration Rights. Within seventy-five (75) days of Closing, the post-share exchange entity Advanced Biometric Technologies Corporation ("ABTC") shall prepare and file with the Securities and Exchange Commission a registration statement under the 1933 Act in such form as is available for a registration, registering the shares and shares underlying options and warrants set forth in Exhibit "D" hereto (the "Registrable Securities") for resale by the named security holders in the United States. ABTC will use its best efforts to cause such registration statement to become effective under the 1933 Act.

     13.2 Lock-Up of Shares. Notwithstanding the filing and effectiveness of a registration statement with respect to all or any part of the Registrable Securities under Section 13.1 above, any of the Registrable Securities which are listed and included as part of "GROUP 2" on Exhibit D hereto shall be subject to the provisions of a Lock-Up and Dribble-Out Agreement, pursuant to which each of the holders of such Registrable Securities shall agree: (a) not to sell or transfer, whether directly or indirectly and whether in private or market transactions, more than ten percent (10%) of the holder's Registrable Securities in any calendar quarter; and (b) that the Registrable Securities shall bear a restrictive legend stating that said securities are subject to a Lock-Up and Dribble-Out Agreement and may be transferred or sold only in compliance with the provisions of such Agreement.

     13.3 Inclusion of Other ABTC Securities in Registration. ABTC, on its own behalf or on behalf of the holders of any of its securities, shall have the right to include any of ABTC's other securities in any registration of the Registrable Securities. Counsel for ABTC shall prepare and file any registration statement on behalf of ABTC pursuant to this Section 13.

     13.4 Piggy-back Registration Rights. ABI acknowledges that in September and October of 2001, EISQ sold a total of 771,000 Units, each Unit consisting of one (1) Share of EISQ common stock and one (1) common stock Purchase Warrant, to two foreign investors, in reliance on Sections 3(b) and/or 4(2) of the Securities Act, and the safe harbor from registration provided in Regulation S. The subscription agreement provides that the subscribers of those Units are entitled to include the Shares, the Warrants and the common stock issuable upon exercise of the Warrants (collectively, the "Securities") in a registration of EISQ's common stock under the Securities Act of 1933, including, but not limited to, registration statements relating to secondary offerings of EISQ's securities, but excluding registration statements relating to any employee benefit plan or corporate reorganization, unless, in the event of an underwritten offering, the underwriter advises that the Securities should not be included. The subscription agreement also provides that EISQ shall not be required to keep any such registration statement effective for more than 180 days. The subscribers entitled to these "piggy-back" registration rights are: (a) David C. Mackie and John D. Hivert, Trustees for The Inbal Trust - 583,000 Units, and (b) Pala Mesa Investments Inc. - 188,000 Units.

14. Notices. All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, (c) one day after delivery to a nationally recognized overnight courier service, or (d) three days after mailing by certified or registered mail, postage prepaid and return receipt requested, in each case to the appropriate addresses, telex numbers and facsimile numbers set forth below (or to such other addresses, telex numbers and facsimile numbers as a party may designate as to itself by notice to the other parties).

          (a)  If to ABI:

                    Advanced Biometrics, Inc.
                    2722 East Main Avenue
                    Puyallup, WA  98372
                    Facsimile No.: (253) 848-6184
                    Attention:  James Katzaroff

               With a copy to:

                    Monahan & Biagi, P.L.L.C.
                    701 Fifth Avenue, Suite 2800
                    Seattle, Washington  98104
                    Attention:  James F. Biagi, Jr., Esq.
                    Facsimile No.: (206) 587-5710

          (b)  If to EISQ:

                    Electronic Identification, Inc.
                    1200 West Pender Street, Suite 411
                    Vancouver, British Columbia V6E 2S9  Canada
                    Facsimile No.: (604) 689-2669
                    Attention: Terry Kirby

               With a copy to:

                    Chapman & Flanagan, Ltd.
                    777 N. Rainbow Boulevard, Suite 390
                    Las Vegas, NV  89119
                    Facsimile No.: (702) 650-5667
                    Attention:  Sean P. Flanagan, Esq.

15. Miscellaneous.

     15.1 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

     15.2 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

     15.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     15.4 Exhibits. The Exhibits and Schedules, including the
          EISQ Disclosure Letter, identified in this Agreement are incorporated herein by reference and made a part hereof.

     15.5 Exclusive Agreement; Amendment. This Agreement constitutes the entire agreement between the parties, supersedes all prior understandings and agreements, both written and oral, among the parties with respect to the subject matter hereof, and cannot be changed or terminated orally.

     15.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     15.7 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

     15.8 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other, provided that, after the Closing, no consent of EISQ shall be needed in connection with any merger or consolidation of ABI with or into another entity unless otherwise required by law.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.



ADVANCED BIOMETRICS, INC.        ELECTRONIC IDENTIFICATION, INC.


By: /s/ James C. Katzaroff       By: /s/ Terry Kirby
Its: Chief Executive Officer     Its: President

                        ADDENDUM NO. 1 TO
              AGREEMENT AND PLAN OF SHARE EXCHANGE

     THIS ADDENDUM NO. 1 to the AGREEMENT AND PLAN OF SHARE
EXCHANGE effective as of February 7, 2002 (the "Agreement"), is entered into by and between ADVANCED BIOMETRICS, INC., a Washington corporation ("ABI"), and ELECTRONIC IDENTIFICATION,
INC., a Nevada corporation ("EISQ").

     WHEREAS, the parties wish to amend certain provisions of the Agreement.

     NOW THEREFORE the corporate parties hereto, in consideration of the mutual agreement hereinafter contained and promised herein expressed, do hereby agree as follows:

1.   That the first sentence of paragraph 3.12, Interim
Financing, of the Agreement shall be amended in its entirety to read as follows:

     "Prior to Closing, EISQ shall have raised up to Two Hundred Thousand Dollars through a private placement offering of its common stock at a price per share to be determined by the parties to this Agreement at the time of the offering."

The balance of the paragraph shall remain unchanged.

2. That the number of issued and outstanding shares set forth in paragraph 5.2, Capitalization, shall be changed from 25,847,614 to 28,337,614 to reflect the shares issued pursuant to EISQ's registration statement filed on March 5, 2002.

3. That footnote 3 to paragraph 5.2 of the Agreement shall be amended in its entirety to read as follows:

     "This figure does not include: the 5,500,000 outstanding options, the 771,000 outstanding warrants, the 1,455,000 shares to be issued upon conversion of the debt pursuant to Section 3.14, all as calculated on a pre-reverse stock split basis; nor does it include the shares to be issued to Chapman & Flanagan, Ltd. for outstanding legal fees, or the shares to be issued in the two offerings pursuant to Sections 3.12 and 3.13 hereof, which amounts have not yet been determined."

4. That the remainder of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Addendum No. 1 to be executed by their respective officers, hereunto duly authorized, and entered into as of this 22 day of March, 2002.


ADVANCED BIOMETRICS, INC.         ELECTRONIC IDENTIFICATION, INC.


By: /s/ James C. Katzaroff        By: /s/ Terry Kirby
     James C. Katzaroff,              Terry Kirby,
     Chief Executive Officer          President

PROXY           ELECTRONIC IDENTIFICATION, INC.             PROXY
                    (the "Corporation")

This proxy is solicited on behalf of the Board of Directors of the Corporation for the Special Meeting of Shareholders to be held on May 30, 2002. The Board of Directors recommends a vote "FOR" the following:

1.   Adoption of the Amended and Restated Certificate of Incorporation.

     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2. Approval of the Resolution Authorizing the Share Exchange with Advanced Biometrics, Inc.

     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

Votes MUST be indicated using black or blue ink. The undersigned hereby appoints Terry Kirby, proxy, with full power of substitution, to vote all shares of Common Stock of the undersigned in the Corporation at the Special Meeting of Shareholders to be held on May 30, 2002, and at any adjournment thereof, upon all subjects that may properly come before the meeting. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO ANY MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXY WILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATION AND MAY EXERCISE DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each shareholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

Dated: _____________  By: ______________________________________

                      Print Name: ______________________________

[ ] Check this box if you have either a change of address or comments, and please note the same on this proxy card.

Mail this Proxy Card to:       Olde Monmouth Stock Transfer Company
                               Proxy Committee
                               77 Memorial Parkway
                               Atlantics Highlands, New Jersey  07716